AGREEMENT A-D/BA CWC ELLESMERE WATER PLANT

                                                                   Exhibit 10.30

                           PURCHASE AND SALE AGREEMENT

                           PREPARED BY MYERS & ALBERGA
                                ATTORNEYS-AT-LAW


THIS AGREEMENT is made BETWEEN THE SELLER, THE BUYER, ELLESMERE AND HYATT BRITANNIA.

1. In this Agreement and the First Schedule, unless inconsistent with the context or subject matter or circumstances:-

      (1) "AFFILIATE" means with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with that person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") as used with respect to any person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, by any means whatever, including without limitation through the ownership of voting shares or securities, or by contract;

      (2) "THE BRITANNIA DEVELOPMENT" means the land on West Bay Road, Grand Cayman on which are situated the Plant, the Hotel, the Britannia Residences and the Undeveloped Lot, comprised in the Land Registers referred to in Part II of the Second Schedule;

      (3) "THE BRITANNIA RESIDENCES" means the houses, villas and condominiums in the Britannia Development Phases I (53 strata lots) and II (72 strata lots and 2 houses), Britannia Estates (25 lots) and Kings Court (42 strata lots) comprised in the Land Registers referred to in Section A of Part II of the Second Schedule;

      (4) "THE BUYER" means CONSOLIDATED WATER CO. LTD. a Cayman Islands company of P.O. Box 1114, George Town, Grand Cayman B.W.I.
                                        Tel: 945-4277
                                        Fax: 945-4191

            and includes the Buyer's nominees, successors and assigns;

      (5) "COMPLETION DATE" means the first day of the next succeeding calendar month after the satisfaction of the condition in Clause 14 (unless this Agreement is earlier terminated in accordance with that Clause);

      (6) "THE CONCESSION" means the concession granted to the Buyer under the Water (Production & Supply) Law, as amended from time to time.

      (7)   "THE DATE OF THIS AGREEMENT" is the 10TH day of DECEMBER, 2001;

      (8) "DEPOSIT" means the sum of US$50,000.00 paid to the Seller's Attorneys-at-Law as stakeholder as a deposit under this Agreement;

      (9) "ELLESMERE" means Ellesmere Britannia Limited of P.O. Box 1994 GT, Grand Cayman B.W.I.;

      (10) "THE HOTEL" means the hotel situated on part of the Britannia Development presently known as the Hyatt Regency, the Britannia golf course, the Hyatt beach club and Hemingway's restaurant and the Rum Point restaurant comprised in the Land Registers referred to in Section B of Part II of the Second Schedule;

      (11) "HYATT BRITANNIA" means Hyatt Britannia Corporation Ltd. of P.O. Box 1698 GT, Grand Cayman B.W.I.;

      (12) "THE LEASE" means the lease from the Seller to the Buyer of the Property in the form of the lease in the Fourth Schedule;

      (13) "THE MAIN METER" means the water meter edged purple on the Plan metering the supply of water to that part of the Britannia Development known as "Britannia Villas";

      (14) "THE PLAN" means the plan attached to this Agreement marked `Property Plan' and initialled by the parties for the purposes of identification

      (15) "THE PLANT" means the machinery, equipment and personal property described and listed in Part I of the Second Schedule;

      (16) "THE PRICE" means the total amount payable for the Plant, being One Million Five Hundred Thousand United States Dollars
            (US$1,500,000.00);

      (17) "THE PROPERTY" means the land situated in Grand Cayman being that part of the land registered at Block 12D Parcel 79REM1 in the West Bay Beach South Registration Section of Grand Cayman, Cayman Islands (including that part of the building containing the Plant, an office and bathroom erected on the Property and indicated on the Plan) as appears outlined in red on the Plan;

      (18) "THE PROPERTY METER" means the water meter at the boundary of the Property to which the Water Pipe is connected, the location of which is marked in pink on the Plan;

      (19) "THE SELLER" means CAYMAN HOTEL & GOLF INC., a Canada corporation of P.O. Box 1994 GT, Grand Cayman B.W.I.;
                                        Tel: (345)949-7440
                                        Fax: (345)949-8032

            and includes the Seller's successors in title and transferees.

      (20) "THE SELLER'S ATTORNEYS AT LAW" means Messrs. Ritch & Conolly, P.O. Box 1994 GT, Grand Cayman B.W.I.;



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

      (21) "THE STRATA CORPORATIONS" means The Proprietors, Strata Plan No. 79, The Proprietors, Strata Plan No. 147 and The Proprietors, Strata Plan No. 215;

      (22)  "THE UNDEVELOPED LOT" means the land referred to in Section C of
            Part II of the Second Schedule;

      (23) "THE WATER PIPE" means the water pipe coloured brown on the Plan running from the Property Meter to the Main Meter;

      (24)  the Schedules form part of this Agreement;

      (25)  words of one gender include any other gender;

      (26)  singular words include the plural and vice versa;

      (27)  a commitment by more than one person is joint and separate; and

      (28) the clause headings are included for convenience only and have no legal effect.

2. The Seller agrees to sell and the Buyer agrees to buy the Plant for the Price and on the terms and conditions set out in the First Schedule.

                               THE FIRST SCHEDULE

1.    PAYMENT

      The Price must be paid to the Seller's Attorneys-at-Law on behalf of the Seller as follows:-

      (1) on execution of this Agreement the Deposit, to be held as stakeholder until completion or earlier termination of this Agreement.

      (2)   at completion, the balance of the Price.

2.    COMPLETION

      (1)   Completion must take place on or before the Completion Date.

      (2) Unless the Buyer otherwise agrees, completion must take place at the offices of Myers & Alberga, One Regis Place, 90 Fort Street, George Town, Grand Cayman, Cayman Islands B.W.I., who will have carriage of sale.

      (3) On the execution of this Agreement, the parties must execute the Lease and all necessary documents to enable its registration and deliver it in triplicate to the Buyer's Attorney-at-Law for stamping and registration.

      (4) At completion, in exchange for payment of the balance of the Price and all other money (if any) payable to the Seller under this Agreement

            (a)   the Seller must deliver to the Buyer:-

                  (i) any documents necessary to vest title to the Plant in the Buyer under the terms of this Agreement; and

                  (ii) water supply agreements in the forms of the Fifth, Sixth and Seventh Schedules executed by the Strata Corporations (the Fifth Schedule), Britannia Estates Home Owners Association Ltd. (the Sixth Schedule) and the other Proprietors (the Seventh Schedule) on the date of this Agreement of the residential lots in Britannia Estates more particularly described in the Section A of
                        Part II of the Schedule for the supply of water by the Buyer to any part of the Britannia Residences; and

            (b) the parties must complete by filling in the blank spaces and execute an agreement for the Buyer's supply of potable water in the form of the agreement in the Third Schedule.

3.    POSSESSION AND USE OF WATER PIPE

      (1) The Seller must give vacant possession of the Property (including for the avoidance of doubt those items of the Plant as are affixed to it, if any) and free possession (by delivery) of those items of the Plant as are not affixed to the Property to the Buyer at completion.

      (2) The Seller acknowledges that after completion and for the duration of the Lease the Buyer intends to use the Water Pipe for distribution of potable water to the owners, tenants, licensees and occupiers of the whole of the Britannia Development (other than the Property). For this purpose, the Seller:-

            (a) grants to the Buyer, without prejudice to the Buyer's rights as a concessionaire (as defined in the Water (Production and Supply) Law (1996 Revision)) of an area which includes the Britannia Development or any part of it, for so long as it is such a concessionaire under that Law or until the termination of the Lease (whichever is earlier), but subject to temporary interruption for repair and maintenance, the right to use the Water Pipe for the supply of potable water to all parts of the Britannia Development; and

            (b)   agrees that:-

                  (i) it will be responsible for the repair and maintenance of the Water Pipe and will keep it in all respects sanitary and free from pollution and any toxic, noxious or other substances prejudicial to health so that the Buyer's potable water passing through it will not be contaminated so as to reduce the quality of the potable water below that required by the Buyer's concession referred to in Clause 3(2)(a);

                  (ii) if it fails within twenty-four (24) hours of receiving notice from the Buyer to carry out at the Seller's cost any necessary repairs or maintenance of the Water Pipe, then the Buyer may carry out any repairs or maintenance to the Water Pipe in respect of which it has given notice to the Seller and may enter such parts of the Hotel or the

                        Undeveloped Lot as are necessary in order to carry out those repairs or that maintenance, causing as little inconvenience as possible and making good any unnecessary damage caused without delay;

                  (iii) it will not connect anything to the Water Pipe which might either on connection or use cause the water pressure in the Water Pipe to increase above 62 pounds per square inch gauge or to reduce below 35 pounds per square inch gauge and to indemnify the Buyer against all loss, damage or expense (including consequential loss and the full amount of legal expenses and damages paid to third parties to whom the Buyer becomes liable) caused from the Seller's breach of this clause or from the use of the fire pump presently connected to the Water Pipe with the Buyer's knowledge and consent.

                  (iv) for so long as it remains the owner, legal or beneficial, of any interest in any part of the land under which the Water Pipe runs until the termination of the Lease it will not remove or in any manner interfere with, damage or destroy any part of the Water Pipe or additions to or replacements of it or any part of it made by either the Buyer or the Seller; and

                  (v) it will not dispose of any legal or beneficial interest in any part of the Hotel (other than the Rum Point restaurant and the Property) or the Undeveloped Lot without obtaining from the transferee of that interest an enforceable covenant by that transferee on behalf of itself and its successors in favour of the Buyer to the same effect as those contained in this subclause (2), including a covenant to obtain the same covenant from any subsequent transferee of that or any lesser interest.

      (3) The provisions of sub-clause (2) will survive completion of this Agreement.

4.    TITLE TO PLANT

      (1) The Seller warrants to the Buyer that the Plant belongs to him absolutely and that it will not at the time of delivery to the Buyer be subject to any hire purchase or credit sale agreement or any charge, mortgage, bill of sale or encumbrance of any kind. To the extent that the Seller is legally able to pass title to the Plant by delivery (it being agreed that the only impediment to the passing of unencumbered title to the Buyer is the possible fixation to the Property of certain items of the Plant), title will so pass on Completion. To the extent that the Seller is not legally able to pass title to the Plant by delivery for the reason above-mentioned, the Seller agrees that the Buyer may at any time prior to the end of the Lease detach those items of Plant affixed to the Property and on such detachment title will pass to the Buyer without any further act or deed.

      (2) The provisions of sub-clause (1) will survive completion of this Agreement.

5.    RISK

      Despite any rule of law, equity or practice to the contrary, risk in the Plant will pass to the Buyer on completion.

6.    STATE OF PROPERTY AND PLANT

      (1) The Plant being open for inspection by or on behalf of the Buyer before the Date of this Agreement the Buyer is deemed to buy it with full notice of its present state and condition in all respects and must accept it in that state and condition at the time of taking possession of it fair wear and tear excepted.

      (2) The Seller warrants that neither as at completion nor at any previous time during which it or any Affiliate has had any beneficial interest in the Property, has any business activity been carried on on the Property which involves the use or handling of hazardous materials or waste or which has had to the Seller's knowledge any adverse effect on its property, equipment or business activities.

      (3) The Buyer may at any time and from time to time make such investigations and tests of the soil of the Property as it deems necessary to satisfy itself that no part of the Property is polluted by hazardous materials or wastes. The costs of such tests and investigations must be borne by the Buyer. If any such pollution is found at any time (whether before or after completion) which is attributable to the Seller, Ellesmere or Hyatt Britannia, the Seller must at its expense immediately with all possible expedition conduct all environmental remedial activities which a commercially reasonable person would perform in similar circumstances on his own land to remedy the pollution. The Seller agrees not at any time during the subsistence of the Lease to pollute any of its land registered at Block 12D Parcel 79REM1 in the West Bay Beach South Registration Section of Grand Cayman in any way which might adversely affect the Property or the Plant or the Buyer's business carried on on the Property.

7.    SELLER'S RIGHT TO TERMINATE

      If the Buyer does not complete in accordance with Clause 2 of this Schedule, the Seller may, at any time after the Completion Date without prejudice to any other remedy which he may have, serve notice on the Buyer to pay the balance of the Price within fourteen (14) days after the date of service of that notice. If the Buyer does not pay the balance of the Price within those fourteen (14) days (in respect of which time will be of the essence) the Seller may, unless he chooses some other remedy, terminate this Agreement and keep the Deposit and all part payments (if any) up to an aggregate of ten percent (10%) of the Price as liquidated damages together with any interest that may have accrued or been earned on it. If he does so this Agreement will immediately end and neither party will have any further rights of action or claim of any nature against the other in respect of it.

8.    INTEREST ON LATE PAYMENTS

      In addition to any other remedies available to the Seller if the Buyer does not pay any sum payable under this Agreement on the due date the Seller may charge interest on the unpaid amount calculated from the due date until the date of payment at the rate of ten percent (10%) per annum calculated on a daily basis, and with monthly rests.

9.    STAMP DUTY AND OTHER FEES

      Each party must bear its own legal fees on this Agreement.

10.   PAYMENT BY CHEQUE

      If the Buyer or anyone on his behalf pays any money under this Agreement by cheque, payment is deemed to be received when that cheque has been cleared in the Cayman Islands and the funds are under the unconditional control of the Seller and the Buyer may not enforce any of his rights or remedies until that cheque has been so cleared.

11.   ENTIRE AGREEMENT

      (1) This Agreement constitutes the entire agreement between the parties and may be varied only by agreement in writing.

      (2) The Seller, the Buyer, Ellesmere and Hyatt Britannia agree that on the Completion Date the settlement agreements dated 20th April, 1999 shall be terminated and be of no further force or effect.

12.   NOTICES

      Any notice or communication under or in connection with this Agreement must be in writing and must be delivered personally, or sent by registered post to the address of the party to be served stated in clause 1 or at such other address as either party notifies the other. Proof of posting or delivery will be deemed to be proof of receipt:-

      (1) in the case of a notice or communication sent by registered post, on the fourth day after posting; and

      (2) in the case of a notice or communication delivered, on the date of delivery.

13.   NO WAIVER OF TERMS

      Unless there is a written agreement to the contrary, no neglect, omission or forbearance on the Seller's part to take advantage of or enforce any right or remedy arising out of any breach or non-observance of any of the terms and conditions contained or implied in this Agreement will be deemed to be or operate as a general waiver of that term or condition or the right to enforce or take advantage of it in respect of any breach or non-observance of it either original or recurring.

14.   CONDITIONS PRECEDENT TO COMPLETION

      Completion of this Agreement is subject to:-

      (1) the consent of the Seller's mortgagee Barclays Bank Plc to the transaction contemplated by this agreement including without limitation the sale of the Plant and the grant of the Lease;

      (2) the Buyer's being satisfied that the Property is not polluted or that the environmental remedial activities performed by the Seller under Clause 6(3) have been or will be successful, it being understood that failure by the Buyer to make the investigations and tests referred to in Clause 6(3) by the Completion Date will be conclusive evidence for the purposes of this Clause that the Buyer is satisfied that the Property is not polluted but without prejudice to the provisions of Clause 6(3);

      (3) the Seller's producing to the Buyer water supply agreements in the form of the Fifth, Sixth and Seventh Schedules executed by the Strata Corporations (the Fifth Schedule), Britannia Estates Home Owners Association Ltd. (the Sixth Schedule) and the other Proprietors (the Seventh Schedule) on the date of this Agreement of the residential lots in Britannia Estates more particularly described in the Section A of Part II of the Schedule, for the supply of water by the Buyer to any part of the Britannia Residences; and

      (4)   the registration of the Lease by the Registrar of Lands.

      If the above conditions have not been satisfied by28th February, 2002, the Seller (in respect of condition (1) only) and the Buyer (in respect of all the conditions) may at any time thereafter by thirty (30) days' notice to the other party terminate this Agreement unless the necessary permissions are in fact obtained or the Buyer becomes so satisfied during those thirty
      (30) days. If any condition has not been satisfied by the expiry of those thirty (30) days, the Seller must immediately return the Deposit to the Buyer and the Buyer must immediately surrender the Lease whereupon this Agreement will immediately terminate and neither party will have any further rights against the other arising out of it.

15.   NO SALE OF BUSINESS

      It is declared for the avoidance of doubt that this Agreement does not constitute a sale of any business of water desalination and distribution now carried on by the Seller on the Property. Accordingly, the Seller must before the Completion Date procure the termination of the employment of all staff presently employed in that business and the payment of all severance and other money to which those employees may be entitled on that termination. The Buyer may on the Completion Date offer employment to any of those former employees whom it wishes to hire.

16.   RELEASE

      For the avoidance of doubt, each of the Buyer, the Seller, Ellesmere and Hyatt Britannia releases the others from all claims, demands, liabilities, sums of money, actions, proceedings or accounts which each of them now has or at any time has had against any of the others in relation to any matter raised in and/or any fact or circumstance alleged in the action in Grand Court Cause No. 703 of 1996 and/or any other existing fact whether or not presently known to any of them.

17.   ACKNOWLEDGMENTS

      The Seller, Ellesmere and Hyatt Britannia each acknowledges the validity of the Concession (a copy of which each of them also acknowledges it has received) and will not challenge the Buyer's rights under it or act in any manner which would cause loss, damage or injury to the Buyer or its business carried on through the existence of the Concession. None of the Seller, Ellesmere or Hyatt Britannia will at any time while the Buyer is the holder of the Concession challenge or impugn the supply of water by the Buyer to the Britannia Residences and in particular will not bring any proceedings in relation to the Britannia Residences in the Grand Court against the Buyer which arises from or is based on any allegation of fact and/or law which is the same as and/or similar to those raised or relied upon in defending the action in Grand Court Cause No. 703 of 1996. The Buyer will not bring any further proceedings in relation to the Hotel and the matters raised in the Grand Court Action No. 703 of 1996 which arises from or is based on any allegation of fact which is the same as and/or similar to those raised or relied upon in that action.

                               THE SECOND SCHEDULE

                               PART I - THE PLANT

1     SEAWATER REVERSE OSMOSIS PLANT SKID #4 COMPRISED OF:

             CARTRIDGE FILTER
             Brand Name:                       No Name Plate
             Model #:                          NA
             Serial #:                         NA

             HIGH PRESSURE PUMP
             Brand Name:                       WHEATLEY
             Model #:                          HP165M
             Serial #:                         12834

             MOTOR
             Brand Name:                       TOSHIBA (HOUSTON)
             Model #:                          B-1254FLA4UD
             Serial #:                         AB54699-1

             ENERGY RECOVERY TURBINE
             Brand Name:                       CALDER
             Model #:                          PT8650 E1 (or) NP4840/A
             Serial #:                         NA

             MEMBRANE ELEMENT HOUSINGS
             Description:                      23 Housings and element-single
                                               element per housing
             Membranes                         Dupont

             DRAW BACK TANK
             WATER METER
             CONTROL PANEL

2     SEAWATER REVERSE OSMOSIS PLANT SKID #5 COMPRISED OF:

             CARTRIDGE FILTER
             Brand Name:                       EXCEL
             Model #:                          30EFCS3-3C150
             Serial #:                         NA

             HIGH PRESSURE PUMP
             Brand Name:                       WHEATLEY
             Model #:                          HP165M
             Serial #:                         NA

             MOTOR
             Brand Name:                       SIEMENS
             Order #:                          2-312-LR91633-2
             Serial #:                         NA

             ENERGY RECOVERY TURBINE
             Brand Name:                       CALDER
             Model #:                          PT8650 E1 (or) NP4840/A
             Serial #:                         NA

             MEMBRANE ELEMENT HOUSINGS
             Description:                      12 twin housings-PERMASEP
             Membranes                         Dupont

             DRAW BACK TANK
             WATER METER
             CONTROL PANEL

3     SEAWATER REVERSE OSMOSIS PLANT SKID #6 COMPRISED OF:

             CARTRIDGE FILTER
             Brand Name:                       OSMONICS
             Model #:                          HX1620-3 OT-PVC-D
             Serial #:                         96-A49103-1

             HIGH PRESSURE PUMP
             Brand Name:                       WHEATLEY
             Model #:                          HP165AM  /29613-B
             Serial #:                         22747


             MOTOR
             Brand Name:                       SIEMENS
             Order #:                          2-5106-LR90303-1
             Serial #:                         NA

             ENERGY RECOVERY TURBINE
             Brand Name:                       CALDER
             Model #:                          RO-4034 1390 15
             Serial #:                         NA

             MEMBRANE ELEMENT HOUSINGS
             Description:                      20 B-10 PERMASEP Housings-one
                                               membrane per housing
             Membranes                         DUPONT

             DRAW BACK TANK
             WATER METER
             CONTROL PANEL

4     SEAWATER REVERSE OSMOSIS PLANT SKID #7 COMPRISED OF:

             CARTRIDGE FILTER
             Brand Name:                       EXCEL
             Model #:                          30EFCS3-3C150
             Serial #:                         NA

             HIGH PRESSURE PUMP
             Brand Name:                       WHEATLEY
             Model #:                          HP165AM  /29613-B
             Serial #:                         23852

             MOTOR
             Brand Name:                       TICO AMERICA
             Model #:                          NA
             Serial #:                         NA

             ENERGY RECOVERY TURBINE
             Brand Name:                       CALDER
             Model #:                          RO-290-40
             Serial #:                         021-97-A2316

             MEMBRANE ELEMENT HOUSINGS
             Description:                      1) 4 Triples (3 membranes per
                                                  housing), no name brand on
                                                  housings

                                               2) 2 Doubles(2 membranes per
                                                  housing), PERMASEP
             Membranes                         DUPONT

             DRAW BACK TANK
             WATER METER
             CONTROL PANEL


5     POTABLE WATER OZONATION SYSTEM COMPRISED OF:

             AIR COMPRESSOR PACKAGE
             Brand Name:                       INGERSOLL RAND
             Model #:                          SS-EP15
             Serial #:                         LX0230U98043

             AIR COMPRESSOR MOTOR
             Brand Name:                       US ELECTRIC MOTOR DIVISION OF
                                               EMERSON ELECT CO.
             Model #:                          T589A
             ID #:                             B01A339RO65F

             MOISTURE SEPARATOR
             Brand Name:                       THERMAL TRANSFER PRODUCTS
             Model #:                          S-100-AD
             ID #:                             S-6019

             REFRIGERATED DRYER
             Brand Name:                       INGERSOLL RAND
             Model #:                          DXR50
             Serial #:                         97LDXR5563

             OXYGEN CONCENTRATOR
             Brand Name:                       AIRSEP-NATL BD 72602K-CERTIFIED
                                               BY BRUNNER ENG & MFG INC.

             Model #:                          AS-160/250/450
             Serial #:                         NA

             OXYGEN RECEIVER
             Brand Name:                       NATL.BD NO.182314-CERTIFIED
                                               BY STEEL FAB
                                               ABINGDON VA.
             PART #:                           CRN C7228.1C
             Serial #:                         NA

             OZONE GENERATOR
             Brand Name:                       OSMONICS
             Model #:                          HC-5
             Serial #:                         NA


             OZONE INJECTOR MOTOR
             Brand Name:                       BALDOR
             Cat#:                             JWMDM3616T
             Serial #:                         NA

             CENTRIFUGAL PUMP(OZONE INJECTOR)
             Brand Name:                       WAUKESHA CHERRY BURRELL
             Model #:                          U2065
             Serial #:                         2200989

             DISSOLVED OZONE MONITOR
             Brand Name:                       OREC/OSMONICS
             Model #:                          NA
             Serial #:                         NA

             AC DRIVE
             Brand Name:                       MEGNETEK
             Model #:                          GPD 506   N12-506V-B014
             Serial #:                         34469


6     HIGH SERVICE WATER DISTRIBUTION PUMP SYSTEM COMPRISED OF:

             DWPO4
             CENTRIFUGAL PUMP
             Brand Name:                       PEERLESS PUMP COMPANY
             Model #:                          C820AM
             Serial #:                         152587B

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       BALDOR
             Cat #:                            JMM2514T
             Spec #:                           39K35W525

             DWPO5
             CENTRIFUGAL PUMP
             Brand Name:                       PEERLESS PUMP COMPANY
             Model #:                          C820AM
             Serial #:                         152587A

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       BALDOR
             Cat #:                            JMM2514T
             Spec #:                           39K35W528


             DWPO7
             CENTRIFUGAL PUMP
             Brand Name:                       PEERLESS PUMP COMPANY
             Model #:                          C820AM
             Serial #:                         152587C

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       US ELECTRICAL MOTORS
             Model #:                          E685A
             Serial #:                         BO1A287RR087F

7     DOMESTIC WATER TRANSFER PUMP SYSTEM COMPRISED OF:

             CWP01
             CENTRIFUGAL PUMP
             Brand Name:                       PEERLESS PUMP COMPANY
             Model #:                          820A
             Serial #:                         TI57490

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       BALDOR
             Model #:                          JMM3314T
             Spec #:                           37F196X48

             CWP02
             CENTRIFUGAL PUMP
             Brand Name:                       PEERLESS PUMP COMPANY
             Model #:                          C825AM
             Serial #:                         171953

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       BALDOR
             Model #:                          JMM3314T
             Spec #:                           37F196X48


8     TRANSFER PUMP TO OZONATION SYSTEM COMPRISED OF:

             CENTRIFUGAL PUMP
             Brand Name:                       AMPCO
             Model #:                          3 x 2 1/2 ZC2
             Serial #:                         CC16867-1-1

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       BALDOR
             Model #:                          NA
             Spec #:                           07H167W06

9     IRRIGATION TRANSFER PUMP SYSTEM COMPRISED OF:

             IRP01
             CENTRIFUGAL PUMP
             Brand Name:                       PAC_SEAL
             Model #:                          4P940
             Motor Reference #:                G40444/F96Z120R169F

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       DAYTON
             Model #:                          9N114
             Motor Reference #:                G40444/F96Z120R169F

             CWP02
             TRANSFER PUMP TO TANK
             Brand Name:                       PEERLESS PUMP COMPANY
             Model #:                          C825AM
             Serial #:                         171953

             THREE PHASE INDUCTION MOTOR
             Brand Name:                       BALDOR
             Model #:                          JMM3314T
             Spec #:                           37F196X48

10    POTABLE WATER DEGASSIFIER COMPRISED OF:

             Brand Name:                       DELEOCH
             Model #:                          NA
             Serial #:                         NA

             BLOWER MOTOR #1
             SINGLE PHASE INDUCTION MOTOR
             Brand Name:                       BALDOR
             Model #:                          VL313
             Serial #:                         NA

             BLOWER MOTOR #2
             THREE PHASE INDUCTION MOTOR
             Brand Name:                       GE MOTORS & INDUSTRIAL SYSTEMS
             Model #:                          5K49ZN2189
             Serial #:                         NMLI42677


11    SEAWATER WELLS AND SUBMERSIBLE PUMPS COMPRISED OF:

              WP #2
              FEEDWATER WELL, CASING AND WELL HEAD APPURTENANCES
              SUBMERSIBLE PUMP
              Brand Name:                                 JACUZZI
              Model #:                                    S6175-2
              Serial #:                                   92611702

              THREE PHASE MOTOR
              Brand Name:                                 FRANKLIN
              Model #:                                    236 6119 020
              Serial #:                                   99g19-14-0014

              WP #4
              FEEDWATER WELL, CASING AND WELL
              HEAD APPURTENANCES SUBMERSIBLE PUMP
              Brand Name:                                 GRUNFOS
              Model #:                                    300S75-2
              Serial #:                                   14B70002

              THREE PHASE MOTOR
              Brand Name:                                 FRANKLIN
              Model #:                                    236 6119 020
              Serial #:                                   NA

              WP #5
              FEEDWATER WELL, CASING AND WELL
              HEAD APPURTENANCES SUBMERSIBLE PUMP
              Brand Name:                                 GRUNFOS
              Model #:                                    300S75-2
              Serial #:                                   NA

              THREE PHASE MOTOR
              Brand Name:                                 FRANKLIN
              Model #:                                    236 6119 020
              Serial #:                                   NA

              WP #6
              FEEDWATER WELL, CASING AND WELL
              HEAD APPURTENANCES SUBMERSIBLE PUMP
              Brand Name:                                 GRUNFOS
              Model #:                                    300S75-2
              Serial #:                                   14B70002

              THREE PHASE MOTOR
              Brand Name:                                 FRANKLIN
              Model #:                                    236 6119 020
              Serial #:                                   NA

12    DIESEL POWERED GENERATOR COMPRISED OF:

             EMERGENCY GENERATOR ENGINE
             Brand Name:                       KOMATSU LTD
             Model #:                          6491
             Serial #:                         14448

             EMERGENCY GENERATOR
             Brand Name:                       ONAN 60
             Model #:                          60 ODVB-15R/30083B
             Serial #:                         B850750776

             FUEL INJECTION PUMP
             Brand Name:                       DIESEL KIKI
             ASSY  #:                          6207-71-1410
             Serial #:                         450K327320

             MAGNETIC DRIVER
             Brand Name:                       NIKKO ELECT IND CO LTD
             Model #:                          600-815-5560
             Serial #:                         0-47100-3720


13    BOLTED STEEL 816,000 US GALLON POTABLE WATER TANK

             Brand Name:                       Florida Aquastore, Inc.
             Model #:                          NA
             Serial #:                         NA

14 ALL INTERCONNECTING PIPING, CONDUITS AND APPURTENANCES, ABOVE THE GROUND WHICH CONNECT ITEMS 1 THROUGH 13 TO EACH OTHER, AND TO THE WATER PIPE, AND WHICH DIRECTLY FACILITATE THE OPERATION AND MAINTENANCE OF ITEMS 1 THROUGH 13.


15 ALL ELECTRICAL EQUIPMENT AND COMPONENTS WHICH CONNECT ITEMS 1 THROUGH 13 TO EACH OTHER AND TO THE MAIN ELECTRICAL SERVICE IN THE RO BUILDING.

16    ALL CONTROLS AND INSTRUMENTATION ATTACHED TO ITEMS 1 THROUGH 13.

17    ALL TOOLS THAT ARE SPECIFIC TO THE MAINTENANCE OR OPERATION OF THE PLANT.

18 ALL LABORATORY AND TESTING EQUIPMENT USED TO MONITOR WATER PRODUCED BY THE PLANT.

19 ALL DRAWINGS, SCHEDULES, OPERATION AND MAINTENANCE MANUALS FOR ITEMS 1 THROUGH 18.

20 ALL OFFICE EQUIPMENT CURRENTLY LOCATED WITHIN THE RO BUILDING AND USED BY THE STAFF OF THE PLANT.

21 ALL SPARE PARTS FOR ITEMS 1 THROUGH 18, STORED MATERIALS SUCH AS CHEMICALS AND LUBRICANTS HELD IN STOCK AT THE TIME OF CLOSING.

                       PART II - THE BRITANNIA DEVELOPMENT

                      SECTION A - THE BRITANNIA RESIDENCES

--------------------------- -------------------------------------------- ---------------------- ----------------------
          PHASE                        REGISTRATION SECTION                      BLOCK                 PARCEL
--------------------------- -------------------------------------------- ---------------------- ----------------------
            I                          West Bay Beach South                       12D                    25
--------------------------- -------------------------------------------- ---------------------- ----------------------
            II                         West Bay Beach South                       12D                    40
--------------------------- -------------------------------------------- ---------------------- ----------------------
            II                         West Bay Beach South                       12D                    38
--------------------------- -------------------------------------------- ---------------------- ----------------------
            II                         West Bay Beach South                       12D                    39
--------------------------- -------------------------------------------- ---------------------- ----------------------
    Britannia Estates                  West Bay Beach South                       12D                    65
--------------------------- -------------------------------------------- ---------------------- ----------------------
    Britannia Estates                  West Bay Beach South                       12D                    77
--------------------------- -------------------------------------------- ---------------------- ----------------------
    Britannia Estates                  West Bay Beach South                       12D                    74
--------------------------- -------------------------------------------- ---------------------- ----------------------
                                                                                                 42, 43, 44, 45, 46,
                                                                                                 47, 48, 49, 50, 70,
    Britannia Estates                  West Bay Beach South                       12D            53, 78, 55, 56, 57,
                                                                                                 58, 59, 60, 61,
                                                                                                 62, 63, 64
--------------------------- -------------------------------------------- ---------------------- ----------------------
       Kings Court                     West Bay Beach South                       12D                    80
--------------------------- -------------------------------------------- ---------------------- ----------------------


                              SECTION B - THE HOTEL


---------------------------------------- -------------------------------------- --------------------------------------
         REGISTRATION SECTION                            BLOCK                                 PARCEL
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12C                                    27
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12D                                    24
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12D                                  79REM1
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12E                                    89
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12E                                    88
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12E                                    94
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12C                                    154
---------------------------------------- -------------------------------------- --------------------------------------
               Rum Point                                  33B                                 169 & 173
---------------------------------------- -------------------------------------- --------------------------------------



                         SECTION C - THE UNDEVELOPED LOT


---------------------------------------- -------------------------------------- --------------------------------------
         REGISTRATION SECTION                            BLOCK                                 PARCEL
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12D                                    26
---------------------------------------- -------------------------------------- --------------------------------------


                               THE THIRD SCHEDULE


THIS AGREEMENT is made this ______ day of __________________, 2001,


BETWEEN: CONSOLIDATED WATER CO. LTD. a Cayman Islands company having its registered office at Trafalgar Place, West Bay Road, P.O. Box 1114, George Town, Grand Cayman B.W.I. ("CWC")

AND: CAYMAN HOTEL & GOLF INC. a Canada corporation having its address for service in the Cayman Islands in care of Ritch & Conolly, Queensgate House, South Church Street, P.O. Box 1994, George Town, Grand Cayman B.W.I.("the Customer")

RECITAL:

The Customer wishes to obtain a supply of potable water in specified volume (i) by pipe for the Hotel known as the Hyatt Regency, on both sides of the West Bay Road, Grand Cayman and the irrigation of its golf course and (ii) by the Customer's truck for the Rum Point restaurant at Rum Point, and CWC has agreed to supply the water on the terms set out in this Agreement;

AGREEMENT:

1.    SUPPLY OF WATER

      (1) Subject to sub-clause (4), CWC will supply the Customer from the Commencement Date until the expiry of the Term, on the terms and conditions set out in this Agreement potable water to the quality standard required by its Concession at the meter or meters referred to in Clause 2(3) at a maximum rate of 260 gallons per minute at 62 pounds per square inch gauge.

      (2) The Volume of water supplied will be a minimum of 170,000 U.S. gallons per day. The maximum volumes to be supplied will be the amount from time to time agreed by CWC who must use its best endeavours to supply the Customer's demands in full.

      (3) Notwithstanding that CWC has connected any water supply to a hydrant or sprinkler system in the Hotel, it is expressly agreed that CWC will be under no obligation to provide water for fire fighting purposes or to ensure that the Water Tank contains water at any time whatever or under any circumstances, and will only supply water for those purposes if it is able to do so, and will not be liable for any damage whatever to the Hotel or any part of it caused by fire or any related cause.

      (4) For the purposes of this Agreement, the water supplied to the Customer is deemed to be the amount of water shown by:-

            (a) the meter measuring the amount of water passing through the Fire Pump; plus

            (b) the meter measuring the amount of water flowing into the Irrigation Tank; plus

            (c)   the Property Meter

            less the amount of water shown by the Main Meter.

      (5) CWC must give not less than twenty-four (24) hours' notice to the Customer of any occasion on which to its knowledge the Water Tank will for any reason contain less than 250,000 U.S. gallons of water and if in circumstances unforeseen by CWC, the water in the Water Tank is, or within twenty-four (24) hours will be, reduced below

            250,000 U.S. gallons, CWC must notify the Customer immediately it becomes aware of that fact.

2.   PAYMENT

     (1) From the Commencement Date until the end of the Term, the Customer will, subject to sub-clause (6) and clause 4, pay a price per 1,000 U.S. gallons equal to the total of the following:-

            (a) for the Required Monthly Gallonage in any calendar month, US$8.50 subject to adjustment on 1st January, 2002 and on each January 1st thereafter in accordance with sub-clause (2);

            (b) for any volume supplied in excess of the Required Monthly Gallonage in any calendar month, the price charged to commercial consumers from time to time within that part of the Licence Area in which the Hotel is situated; and

            (c)   the Energy Adjustment Factor from time to time.

     (2) On each 1st January commencing 1st January, 2002 the Consumption Charge per 1,000 U.S. gallons of the Required Monthly Gallonage in that year will be adjusted to the figure obtained by reference to the following formula:-

                                5.41 X USPPIL +  3.09 X CICPIL
                                -------------    -------------
                                  USPPI00          CICPI00

            For the purposes of this clause:-

            USPPIL is the United States Producer Price Index for Industrial Commodities at the preceding September 30th and USPPI00 is that index at September 30, 2000, and

            CICPIL is the Cayman Islands Consumer Price Index at the preceding September 30th and CICPI00 is that index at September 30, 2000.

            BUT if the Cayman Islands Government does not produce a Consumer Price Index at any relevant date, the United States Government Consumer Price Index for that date and September 30, 2000 must be used.

     (3)(a) CWC must furnish, fix and maintain in good repair the Main
            Meter, the Property Meter and the meters measuring the volumes of water flowing into the Irrigation Tank and passing through the Fire Pump for determining the quantity of water used by the Customer. The Customer must pay the rental specified in paragraph (b) for the use of the Property Meter and the meter measuring the volume of water passing through the Fire Pump only, which will remain the property of CWC. If any meter is damaged by the Customer, its servants, agents or invitees, CWC will repair or replace the meter but at the Customer's expense. The Customer is liable for the cost of all water passing through the Property Meter less water passing through the Main Meter unless any meter is found to be defective after a complaint by the Customer to CWC. CWC will charge the Customer for water used based on the average water consumption of the previous twelve (12) months when the defective meter was working, pro rata for the period when the meter was not recording correctly or not recording at all.

        (b) Meter rates are as follows:-

              SIZE           MONTHLY RENTAL           CONNECTION FEE              RECONNECTION FEE
              ----           --------------           --------------              ----------------

            20 mm (3/4")         CI$ 3.50               CI$ 80.00                     CI$ 50.00
            25 mm (1")           CI$ 5.00               CI$120.00                     CI$ 75.00
            38 mm (1 1/2")       CI$ 7.50               CI$175.00                     CI$110.00
            50 mm (2")           CI$10.00               CI$240.00                     CI$150.00
            75 mm (3")           CI$15.00               CI$360.00                     CI$225.00
            100 mm (4")          CI$25.00               CI$560.00                     CI$300.00
            150 mm (6")          CI$40.00               CI$800.00                     CI$350.00

      (4) CWC must invoice the Customer for the Monthly Charge for the previous calendar month and any unpaid balance on the account (including interest on any late payments at the rate set out below) and the Customer must pay each invoice within twenty-one (21) days failing which the Customer must pay CWC interest at the rate of 1 1/2% per month calculated on a daily basis from the due date to the date of payment, which CWC may charge whether or not it continues to supply water. If any invoice remains unpaid for 30 days from its date then CWC may cease supplying water until the Customer pays all invoices up to date.

      (5) The water supply service must be used only by the Customer or his tenants or guests and must not be re-sold or otherwise supplied to third parties, either within or outside the boundaries of the Property.

      (6) For the period beginning on the date of this agreement and ending on 31st May, 2002 only, for any gallonage supplied in excess of the Required Monthly Gallonage in any calendar month, the Customer will pay a price per 1000 U.S. gallons equal to the price payable pursuant to subclause 2(1)(a) and (c) in the relevant calendar month for the Required Monthly Gallonage.

3.    SECURITY DEPOSIT

      The Customer must pay CWC on the date of this Agreement, a deposit of US$50,000.00 which CWC must hold on account of the payment of the Monthly Charge during the last month of this Agreement. So long as the Customer has paid all charges (including any interest on late payments) due under this Agreement during the previous year, CWC must, on every anniversary of the payment of the deposit, compute and credit the Customer against the following month's bill for water under this Agreement, interest on that deposit at the average rate paid by Cayman National Bank during the previous year on fixed deposits of US$50,000.00 for periods of one year. If at the end of this Agreement any portion of the deposit remains unused, CWC must immediately refund it to the Customer without interest.

4.    MINIMUM WATER QUANTITY

      (1) The Customer must pay the Consumption Charge for at least 170,000 U.S. gallons of water per day whether or not it is used if CWC was able to supply that quantity on the particular day. If CWC could not have supplied that quantity of water on any day, the Customer need only pay for the quantity which could have been supplied.

      (2) Notwithstanding sub-clause (1), if in any month after May 2002 the Customer does not use the minimum water quantity for which he has paid the Consumption Charge, CWC must give credit in succeeding months for the Consumption Charge paid in respect of the unused water against the Monthly Charge for water used in those months in excess of the minimum quantity BUT except in respect of credits earned after 31st May, 2026, which will expire on the expiration of this Agreement, unused credits earned in each 24 month period which commences 1st June during the Term (the first of which will commence 1st June, 2002) will expire at the end of each such 24 month period.

5.    FORCE MAJEURE

      Notwithstanding anything to the contrary in this Agreement, the Customer's rights against CWC and any corresponding obligations of the Customer will be suspended during any period in which CWC cannot carry out its obligations under this Agreement because of FORCE MAJEURE which includes, without limitation, hurricane, fire, flood or other acts of God, accident, explosion, war, strike, lockout, labour trouble, expropriation by Governmental authority, regulation, orders or requests of Governmental agencies or inability by the exercise of reasonable diligence to obtain supplies, materials or power.

6.    ASSIGNMENT

      (1) The Customer may not assign the benefit of this Agreement without first obtaining CWC's consent (such consent not to be unreasonably withheld or delayed) BUT:-

            (a) may without that consent and subject to it remaining fully liable to CWC in all respects assign this Agreement to

                  o any wholly owned subsidiary company or any company which owns all of the Customer's shares; or

                  o any successor to the Customer by consolidation, merger or other corporate action; or

                  o the operator of the Hotel (currently the Hyatt Regency, Grand Cayman) from time to time; or

                  o     any purchaser of the Customer or purchaser of the Hotel.

            (b) in every case, each assignee of the Customer must assume and will be taken to have assumed the obligations under this Agreement and will be liable in addition to the Customer, from the date of the assignment, to comply with all the Customer's obligations in it.

            The Customer must give notice to CWC within one month after any transaction under this clause, supplying a copy of the instrument.

            On CWC's giving consent to any assignment and the assignee agreeing to accept all of the Customer's obligations under this Agreement, the Customer will be released from all those obligations as of the date of CWC's consent, but without prejudice to CWC's right of action in respect of any antecedent breaches by the Customer.

      (2) CWC agrees that if at any time CWC assigns or transfers the Concession or the Concession is granted to another company in which CWC has an interest, it will assign this Agreement to the assignee, transferee or grantee (as the case may be) of the Concession.

7.    TERMINATION

      (1) This Agreement may, without prejudice to any other rights which the terminating party may have against the other, be terminated by either party before the end of the Term if the other party:-

            (a) does not comply with any of its representations, warranties or agreements set out in this Agreement and does not remedy the breach (if capable of remedy) within 30 days of service on it of notice so to do; or

            (b) is prohibited from performing its obligations under this Agreement as a result of any applicable law or regulation.

      (2) The Customer may terminate this Agreement at any time after the Lease has been terminated by the Customer pursuant to the termination provisions contained in the Lease.

8.    NOTICES

      (1) A notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered personally or sent by telefax, as follows:-

            (a)   if to CWC, to:-

                      Trafalgar Place
                      West Bay Road, West Bay
                      P.O. Box 1114
                      George Town, Grand Cayman B.W.I.
                      Telefax:  (345) 945-4191

                  with a copy to:-
                      Myers & Alberga
                      One Regis Place, 90 Fort Street
                      P.O. Box 472
                      George Town, Grand Cayman B.W.I.
                      Attn:  Mr. Bryan L. Ashenheim
                      Telefax: (345) 949-8171

            (b)   if to the Customer, to:-

                      P.O. Box 1698
                      George Town, Grand Cayman B.W.I.
                      Telefax:  (345) 949-8032

                   with a copy to:-
                      Ritch & Conolly
                      P.O. Box 1994
                      George Town, Grand Cayman B.W.I.
                      Attn:  Mr. Angus Charlton
                      Telefax:  (345) 949-8652 or 949-0673

            or to another person, address or telefax number specified by a party by written notice to the others.

      (2) In the absence of evidence of earlier receipt, a notice or other communication is deemed given:-

            (a) if delivered personally, when left at the address referred to in Clause 8(1).

            (b) if sent by telefax, on completion of its transmission or, if sent on a day which is not a working day at the recipient's address, at 9:00 a.m. (recipient's time) on the next succeeding working day at the recipient's address.

9.    ENTIRE AGREEMENT, BINDING EFFECT AND MODIFICATION

      This Agreement is binding on the parties and their respective successors and assigns and may be amended or modified only by a further written agreement signed by both parties. This Agreement sets out the entire agreement of the parties with respect to its subject matter and supersedes all previous agreements and understandings whether oral or written relating to it.

10.   NO WAIVER OF TERMS

      Unless there is a written agreement to the contrary, no neglect, omission or forbearance on CWC's part to take advantage of or enforce any right or remedy arising out of any breach or non-observance of any of the terms and conditions contained or implied in this Agreement will be deemed to be or operate as a general waiver of that term or condition or the right to enforce or take advantage of it in respect of any breach or non-observance of it either original or recurring.

11.   DEFINITIONS

      For the purposes of this Agreement:-

      (1) "the Commencement Date" means the 1st day of [FILL IN NEXT MONTH AFTER COMPLETION OF AGREEMENT].

      (2) "the Concession" means the concession granted to CWC under the Law, as amended from time to time.

      (3) "the Consumption Charge" means the charge in sub-clause 2(1)(a) subject to adjustment in accordance with sub-clause 2(2).

      (4) "the Energy Adjustment Factor" means the Energy Adjustment Factor as defined in the Concession.

      (5) "the Fire Pump" means the Customer's fire pump connected to the Water Tank.

      (6) "the Hotel" means the hotel presently known as the Hyatt Regency, the Britannia golf course, the Hyatt beach club and Hemingway's restaurant and the Rum Point restaurant comprised in the Land Registers referred to in the Schedule.

      (7) "the Irrigation Tank" means the Customer's irrigation tank marked as such on the Plan.

      (8) "the Law" means the Water (Production and Supply) Law (1996 Revision) which expression includes any amendment, consolidation or re-enactment of it.

      (9) "the Lease" means the lease under the Registered Land Law between the Customer as landlord and CWC as tenant of part of the land comprised in Registration Section West Bay Beach South Block 12D Parcel 79REM1.

      (10) "the Licence Area" means the area for which CWC has been granted the Concession under the Law.

      (11) "the Main Meter" means the water meter edged purple on the Plan metering the supply of water to that part of the Britannia Development known as "Britannia Villas".

      (12) "the Monthly Charge" means the total of the Consumption Charge and the Energy Adjustment Factor in respect of each month.

      (13) "the Plan" means the plan attached to this Agreement marked `Property Plan' and initialled by the parties for the purposes of identification.

      (14) "the Property" means the land situated in Grand Cayman being that part of the land registered at Block 12D Parcel 79 REM 1 in the West Bay Beach South Registration Section of Grand Cayman, Cayman Islands as appears outlined in red on the Plan.

      (15) "the Property Meter" means the water meter at the boundary of the Property to which the Water Pipe is connected, the location of which is marked in pink on the Plan.

      (16) "the Required Monthly Gallonage" means 170,000 multiplied by the number of days in the relevant calendar month.

      (17) "the Term" means the period of twenty-five (25) years or until the earlier expiry of the Concession or any renewal of it, commencing on the Commencement Date.

      (18) "the Water Pipe" means the water pipe coloured brown on the Plan running from the Property Meter to the Main Meter.

      (19) "the Water Tank" means the water tank owned by CWC located on the Property and marked as such on the Plan.

12.   APPLICABLE LAW AND FORUM

      This Agreement is governed by and must be construed in accordance with the laws of the Cayman Islands and both parties submit to the non-exclusive jurisdiction of the Cayman Islands Courts.

                                  THE SCHEDULE

                                    THE HOTEL

---------------------------------------- -------------------------------------- --------------------------------------
         REGISTRATION SECTION                            BLOCK                                 PARCEL
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12C                                    27
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12D                                  24 & 26
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12D                                  79REM1
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12E                                    89
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12E                                    88
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12E                                    94
---------------------------------------- -------------------------------------- --------------------------------------
         West Bay Beach South                             12C                                    154
---------------------------------------- -------------------------------------- --------------------------------------
               Rum Point                                  33B                                 169 & 173
---------------------------------------- -------------------------------------- --------------------------------------



SIGNED for and on behalf of            )        CONSOLIDATED WATER CO. LTD.
CONSOLIDATED WATER CO. LTD. by         )
                                       )
a Director, in the presence of:-       )
                                       )        Per:_________________________
____________________________________   )                    Director
Witness


SIGNED on behalf of CAYMAN             )        CAYMAN HOTEL & GOLF INC.
HOTEL & GOLF INC. by                   )
                       , a Director,   )
and by                                 )        Per:____________________________
the presence of:-                      )                   Director
                                       )
____________________________________   )        Per:____________________________
Witness

                               THE FOURTH SCHEDULE

                                    THE LEASE

THIS LEASE is made the ________ day of _______________________, 2001,


BETWEEN: CAYMAN HOTEL & GOLF INC., a Canada corporation, of P.O. Box 1698, George Town, Grand Cayman B.W.I. ("the Landlord")

AND: CONSOLIDATED WATER CO. LTD., a Cayman Islands company, of P.O. Box 1114, George Town, Grand Cayman B.W.I. ("the Tenant")

AND WITNESSES as follows:-

1.    In this Lease:-

      (1) unless inconsistent with the context or subject matter or circumstances the following expressions have the following meanings:-

            (a) "the Adjoining Property" means the lands comprised in West Bay Beach South Registration Section Block 12C Parcels 27 and 154, Block 12D Parcels 24, 26 and 79REM1 (other than the Land) and Block 12E Parcels 88, 89 and 94 and any other land which adjoins the Land in which the Landlord during the Term acquires an interest as proprietor or tenant.

            (b) "the Building" means the building on the Land in which the Tenant's water plant and the laundry for the Hotel are situated shown edged blue on the Plan.

            (c) "the Common Areas" means all those parts of the Landlord's adjoining land shown hatched in red on the Plan.

            (d) "Conduits" includes wires, cisterns, chutes or pipes for the supply of water, telephone, electricity and gas and the disposal of domestic waste in, under or over the Land.

            (e) "the Land" means the land and buildings comprised in this Lease and shown for the purposes of identification only edged red on the Plan but excluding the Landlord's Building.

            (f) "the Landlord's Building" means the building marked "Golf Cart Maintenance" hatched green on the Plan, and any of its contents from time to time.

            (g) "the Landlord" and "the Tenant" include their respective successors in title.

            (h)   "Notice" includes demand and vice versa.

            (i) "the Plan" means the plan of the Land attached marked "Lease Plan".

            (j) "the Plant" means the machinery, equipment and personal property described and listed in the Schedule.

            (k) "the Right of Way" means all that part of the Land shown delineated in red on the Plan.

            (l) "the RO Area" means the area of the Building edged in red and shown on the Plan.

            (m)   "share(d)" means share(d) with the Landlord.

            (n)   "the Term" means twenty-five (25) years starting on 1st]. -

            (o) "the Water Supply Agreement" means an agreement for the supply of water to the Hotel dated the same day as this Lease and made between the Landlord and the Tenant.

      (2)   (a)   An obligation not to do something includes an obligation not to permit or suffer others to do it.

            (b) An obligation imposed is to be performed and a power or right conferred is exercisable, in each case from time to time.

            (c)   Consent, approval and notice must be in writing.

            (d) The headings are for convenience only and have no legal effect.

            (e)   References to the Laundry include parts of it.

            (f)   References to the Land include parts of it.

            (g)   Words of one gender include words of any other gender.

            (h) Singular words include the plural and vice versa and where there are two or more persons included in the expression "the Tenant", agreements made by the Tenant are joint and separate.

2.    RENT

      The Landlord LEASES the Land to the Tenant for the Term together with the rights set out in sub-clause 5(ii) but excepting and reserving to the Landlord the rights set out in sub-clause 5(i), subject to the right of re-entry in Clause 5(iv), at the rent of One United States Dollars (US$1.00) per year. The Tenant must pay the rent in United States Dollars to the Landlord in advance on or before the 1st day of.

3.    TENANT'S AGREEMENTS

      The Tenant agrees with the Landlord:-

            (i)   PAYMENTS

                  to pay:-

                  (a) the rent without any set off or counterclaim in accordance with Clause 2;

                  (b) all rates, taxes, assessments, duties, charges, impositions and outgoings that are or now or may at any time during the Term be charged, assessed or imposed upon the Land or upon the owner or occupier of it. The Tenant must also pay and indemnify the Landlord against the proportion reasonably attributable to the Land of all rates, taxes, assessments, duties, charges, impositions and outgoings that are now or may at any time during the term be charged, assessed or imposed on the Land and any other property including Adjoining Property or on their owners or occupiers;

                  (c) the stamp duty on this Lease and on one copy and its own legal fees; and

                  (d) to the Landlord on an indemnity basis all costs, fees, charges, disbursements and expenses including without prejudice to the generality of the above those payable to counsel, solicitors, surveyors and bailiffs incurred by the Landlord in relation to or incidental:-

                        (1) Every application made by the Tenant for a consent or licence required by the provisions of this Lease whether it is granted, refused or offered subject to any qualification or condition or the application is withdrawn

                        (2) The contemplation, preparation and service of any notices under this Lease or in contemplation of proceedings against the Tenant even if forfeiture is avoided otherwise than by relief granted by the court

                        (3) The recovery or attempted recovery of arrears of rent or other sums due under this Lease and any steps taken in contemplation of or in connection with the preparation and service of a schedule of dilapidation during or after the end of the Term.

     REPAIR

          (ii)(a) to keep every part of the Land (other than the Building) and the interior of the RO Area and all fixtures, fittings and equipment in it owned by the Landlord in good condition, clean, tidy and well-decorated, fair wear and tear and damage of which the Tenant, its licensees, invitees or visitors are not the cause excepted; and

              (b) to permit the Landlord and its agents to paint or treat the outside of the Building and all doors leading into the RO Area and the outside of all windows and walls in the RO Area in such colour and manner as the Landlord decides.

     NO ALTERATION

            (iii) not to alter, cut or damage the RO Area or any other part of the Building without the Landlord's consent (which is deemed to be given to the extent that it is within the RO Area and is required for the operation of the Tenant's business situated therein) and not to make any exterior alteration in the appearance of the Building; and if it does so, to pay the Landlord on demand the entire cost which the Landlord incurs in repairing or replacing that damage.

     NUISANCE

         (iv) save as may be required for the normal operation of the Tenant's business, not to do on or in the Land or any part of the Building anything which in the Landlord's opinion:-

                  (a)   is a nuisance to others;

                  (b)   is dangerous; or

                  (c) might prejudice the Landlord's insurance cover or increase the premium and in particular, but without prejudice to the generality of the foregoing or of the exception referred to, not to use on the Land any chemicals which either individually or in combination are noxious or explosive.

     ENTRY

         (v)(a) to permit the Landlord and its agents to enter at all reasonable times on reasonable notice except in an emergency (when no notice is required) to:-

                  (1) ascertain whether or not the covenants and conditions of this Lease have been observed and performed and to view the state of repair and condition of the Land;

                  (2)   carry out repairs;

                  (3) do any work which the Tenant should have done under this Lease;

                  (4)   comply with its other obligations under this Lease;

                  (5) give to the Tenant or leave on the Land a notice specifying the works required to remedy any breach of the Tenant's obligations in this Lease.

            (b) to carry out the work specified in any such notice to repair as soon as possible.

            (c) if within one month of service of a notice to repair the Tenant has not started to execute the work referred to in that notice or is not proceeding diligently with it or if the Tenant fails to finish the work within two months, to permit the Landlord to enter the premises to execute the outstanding works and pay to the Landlord the cost of so doing and all expenses incurred by the Landlord including legal costs and surveyors fees within seven days of demand.

     ASSIGNMENT & SUB-LETTING

        (vi)(a)   not to assign, sublet or charge part only of the Land.

            (b) save in respect of the floating Charge under the Tenant's existing Debenture granted to the Royal Bank of Canada or any Debenture replacing it, not to assign, sub-let or charge the whole of the Land without the consent of the Landlord whose consent may not be unreasonably withheld except that the Tenant may without that consent and subject to it remaining fully liable to the Landlord in all respects assign this Lease to

                  o any wholly owned subsidiary company or any company which owns all of the Tenant's shares, or

                  o any successor to the Tenant by consolidation, merger or other corporate action;

                 in every case, each assignee of the Tenant assuming and being taken to have assumed this Lease and being liable in addition to the Tenant, from the date of the assignment, to comply with all the Tenant's obligations in it but:-

                  (1) if any of the following circumstances apply either at the date when application for consent to assign is made to the Landlord or after that date but before the Landlord's consent is given the Landlord may withhold its consent and if, after the Landlord's consent has been given but before the assignment has taken place, any such circumstances apply the Landlord may revoke his consent. The circumstances are:-

                        (i) That any sum due from the Tenant under this Lease remains unpaid.

                        (ii) That in the Landlord's reasonable opinion the assignee is not a person who is likely to be able to comply with the Tenant's covenants of this Lease and to continue to be able to comply with them following the assignment.

                        (iii) That the assignee or any guarantor for the
                              assignee is a corporation registered or otherwise resident in a jurisdiction in which the order of a court obtained in the Cayman Islands will not necessarily be enforced against the assignee or guarantor without any consideration of the merits of the case.

                  (2) The Landlord may impose any or all of the following conditions on giving any consent for an assignment by the Tenant and any such consent is to be treated as being subject to each of the following:-

                        (i) A condition if reasonably so required by the Landlord on an assignment to a limited company that the assignee must ensure that at least two directors of the company or some other guarantor or guarantors acceptable to the Landlord enter into direct covenants with the Landlord in such form as the Landlord shall specify.

                        (ii) A condition that if at any time before the assignment the circumstances specified in clause
                              (c) above or any one of them apply the Landlord may revoke the consent by written notice to the Tenant.

            (c) not to grant a permitted sublease with a fine or premium and to grant it on similar terms to this Lease containing provisions:-

                  (1) Prohibiting the sub-tenant from doing or allowing anything in relation to the Land inconsistent with or in breach of the provisions of this Lease.

                  (2) For re-entry by the sub-landlord on breach of any covenant by the sub-tenant imposing an absolute prohibition against all dealings with the premises other than an assignment.

                  (3) Requiring the assignee on any assignment of the sublease to enter into direct covenants with the Landlord in such form as the Landlord shall require.

                  (4) Prohibiting the sub-tenant from holding on trust for another or permitting another to share or occupy the whole or any part of the Land.

                  (5) Imposing in relation to any permitted assignment the same obligations for registration with the Landlord as are contained in this Lease in relation to dispositions by the Tenant.

            (d) before any permitted subletting, to ensure that the sub-tenant enters into a direct covenant with the Landlord that during the period of the sublease the sub-tenant will observe and perform the Tenant's covenants contained in this Lease.

     NOTICE OF ASSIGNMENT & SUB-LETTING

         (vii) save in respect of the floating Charge under the Tenant's existing Debenture granted to the Royal Bank of Canada or any Debenture replacing it, to give notice to the Landlord within one month after any transaction under Clause 3(vi) or any charge over this Lease, supplying a copy of the instrument.

     TELEPHONE AND ELECTRICITY AND OTHER SERVICES

         (viii) to pay to the suppliers or reimburse the Landlord for its due proportion of (as the case may be) all charges for the installation of telephones (if required) and all bills for their use and pay to the suppliers or reimburse the Landlord for its due proportion of (as the case may be) all charges for the use of electricity and all other services on the Land.

     COMPLY WITH LAWS

         (ix) to comply as if it were the freeholder with the legitimate requirements of any authority relating to the Land; and to give the Landlord promptly a copy of any permission, notice or order relating to the Land which any authority serves on or issues to the Tenant; and, if the Landlord requires, to make either alone or jointly with the Landlord objections or representations against the notice or order as the Landlord directs.

     LICENCES

         (x) to obtain and whenever necessary renew all licences and make all returns which are necessary to enable it to operate its business and to pay all licence and other annual fees when they fall due.

     INSURANCE

        (xi) to pay for all insurance effected by the Tenant, and not to insure the RO Area against any risk which the Landlord insures against; and to insure against public liability in respect of injury or damage to persons when on the Land in an amount of not less than One Million United States Dollars (US$1,000,000.00) per accident.

     GIVE UP POSSESSION

        (xii) subject to Clause 5(ii)(b), to leave the Land when this Lease ends clean and secure in every respect and in repair in accordance with the Tenant's obligations in this Lease.

     INDEMNITY

        (xiii) to keep the Landlord, Hyatt Corporation and Hyatt Britannia Corporation, Ltd., as agent of Cayman Hotel & Golf Club Partnership, an Ontario Limited Partnership, d/b/a Hyatt Regency Grand Cayman, fully indemnified against all losses arising directly or indirectly out of any act, omission or negligence of the Tenant or any persons at the Land or the Common Areas expressly or impliedly with his authority or out of any breach or non-observance by the Tenant of the covenants, conditions or other provisions of this Lease or any other matters to which this Lease is subject.

     INTEREST ON ARREARS

        (xiv) to pay interest at the rate of 3% above the prime lending rate of Barclays Bank Plc from time to time on any sums due under this Lease that are not paid when due whether formally demanded or not. Nothing in this clause entitles the Tenant to withhold or delay any payment of sum due under this Lease or affects the rights of the Landlord in relation to any non-payment.

     ENVIRONMENTAL PROTECTION

        (xv)(a) not to cause or permit any noxious or offensive emissions from any apparatus on the Land.

            (b) not to permit any oil or grease or any deleterious objectionable, noxious, dangerous, poisonous or explosive matter or substance to be discharged into any of the Conduits and take all measures to ensure that any effluent discharged into the Conduits does not harm the environment or corrode or otherwise harm the Conduits or cause any obstruction or deposit in them.

            (c) to take all practical precautions to ensure that no noxious substances are spilled or deposited on the Land and that contamination does not occur.

            (d) within 14 days of the spilling or deposit on the Land of any noxious substance in a quantity that may cause serious damage to or pollution of the environment or serious damage to property or serious harm to human health, to inform the Landlord of this and permit him to enter and inspect the Land.

            (e) to indemnify the Landlord and keep him indemnified against any losses in respect of damage to or pollution of the environment or damage to property or harm to human health caused by the Tenant's operations on the Land whether in liquid or solid form or in the form of gas or vapour.

            For the purposes of this sub-clause, the expression "Conduits" does not include conduits which are part of the Plant.

      ROOF AND FLOOR LOADING

        (xvi) not to bring into the RO Area any machinery or other articles that will or may strain or damage the Building or any part of it.

4.    LANDLORD'S AGREEMENTS

      The Landlord agrees with the Tenant:-

      QUIET ENJOYMENT

        (i) that if the Tenant complies with all its agreements and obligations it will, subject to the terms of this Lease and subject to the rights reserved to the Landlord under this Lease, occupy the Land during this Lease free from disturbance and without any interruption by the Landlord or any person rightfully claiming under or in trust for it.

      INSURANCE

        (ii)      to insure the Building with a reputable insurance company.

      REPAIR

        (iii) to put and keep the Building in good repair (except in respect of repairs for which the Tenant is responsible).

      INDEMNITY

        (iv) to keep the Tenant, its servants, agents and visitors fully indemnified against all losses arising directly or indirectly out of any act, omission or negligence of the Landlord or any persons at the Land or the Common Areas expressly or impliedly with his authority or out of any breach or non-observance by the Landlord of the covenants, conditions or other provisions of this Lease or any other matters to which this Lease is subject.

      ENVIRONMENTAL PROTECTION

        (v)(a) not to cause or permit any noxious or offensive emissions from any apparatus in the Landlord's Building.

           (b) not to permit any oil or grease or any deleterious objectionable, noxious, dangerous, poisonous or explosive matter or substance to be discharged into any of the Conduits and take all measures to ensure that any effluent discharged into the Conduits does not harm the environment or corrode or otherwise harm the Plant or cause any obstruction or deposit in any of the Conduits forming part of it.

            (c) to take all practical precautions to ensure that no noxious substances are spilled or deposited on the Land and that contamination does not occur.

            (d) within 14 days of the spilling or deposit on the Land of any noxious substance in a quantity that may cause serious damage to or pollution of the environment or serious damage to property or serious harm to human health, to inform the Tenant of this.

            (e) to indemnify the Tenant and keep it indemnified against any losses in respect of damage to or pollution of the environment or damage to property or harm to human health caused by the Landlord's operations in the Landlord's Building or the Adjoining Land whether in liquid or solid form or in the form of gas or vapour.

5.    IT IS AGREED:-

      LANDLORD'S RIGHTS

        (i) The rights set out below are excepted and reserved from the Lease in favour of the Landlord and all others now entitled or who may become entitled:-

            (a) The free and uninterrupted passage and running of all appropriate services and supplies from and to other parts of the Adjoining Property and the Landlord's Building in and through any Conduits other than those forming part of the Plant.

            (b)(i) The right to construct and maintain at any time during the Term any pipes, sewers, drains, mains, ducts, conduits, gutters, watercourses, wires, cables, channels, flues and all other conducting media including any fixings and ancillary apparatus for the benefit of any part of the Adjoining Property and the Landlord's Building making good any damage caused by the exercise of the right.

               (ii) The right to relocate any existing pipes, sewers, drains, mains, ducts, gutters, watercourses, channels, flues and other conducting media other than those forming part of the Plant in any manner whatsoever.

            (c) The right for the Landlord and all persons expressly or by implication authorised by it to pass and repass to and from the Adjoining Property at all times for all purposes connected with the use and enjoyment of the Landlord's Building.

            (d) The right to enter or in emergency to break into and enter the Land at any time during the Term at reasonable times and on reasonable notice except in emergency:-

                (i) To inspect, clean, connect with, repair, remove, replace with others, alter or execute any works whatever to or in connection with the conduits, easements or services referred to in this Clause 5.

                (ii) To carry out work or do anything whatsoever that the Landlord is obliged to do under this Lease.

                (iii) To exercise any of the rights granted to the Landlord by this Lease.

            (e) The right to erect scaffolding for the purposes of inspecting, repairing or cleaning the Building.

            (f) The rights of light, air, support, shelter, protection and all other easements and rights at the date of this Lease belonging to or enjoyed by other parts of the Building or any other buildings and any Adjoining Property.

            (g) For the right and liberty at any time after the date of this Lease, to alter, raise the height of or rebuild any building on any Adjoining Property.

            (h) The right for the Landlord and the lessees and occupiers for the time being of the Landlord's Building at all times with or without motor vehicles to pass and repass along and over the Right of Way to and from the Adjoining Property during the Term but the Landlord will keep the Tenant indemnified from and against any act, loss, damage or liability suffered by the Tenant in the exercise of the rights in this sub-clause (h).

     TENANT'S RIGHTS

        (ii)(a) the Tenant and its servants, agents and visitors have the right to share the use of:-

                  o a right of access 12 feet wide with or without vehicles and equipment to well pump #1 shown on the Plan and including an area 10 feet in radius from the centre of the well head;

                  o the Common Areas to get to and from the Land with or without motor vehicles;

                  o     the conduits in the Building which serve the RO Area;

            (b) on or at any time before termination of this Lease for any reason (including under Clause 5(iv)), the Tenant may detach all items affixed to the Land and used for the purposes of its business and remove them without interference by the Landlord. In the case of termination by expiry of the Term, the Tenant must complete the detachment and removal by the end of the Term, but in case of termination for any other reason (including under Clause 5(iv)), the Tenant will have an additional thirty (30) days after termination during which it will be entitled to enter on the Land with or without vehicles and workmen to detach and remove those items. In either case, the Tenant must do as little damage to the Property as possible during such detachment and removal but otherwise has no obligation to repair or restore the Land or any building on it after completion of the detachment and removal.

     TERMINATION ON DAMAGE

        (iii)(a) If and whenever the Building or any part of it is damaged or destroyed and payment of the insurance money is not wholly or partly refused because of any act or default of the Tenant or anyone at the Building or on the Land expressly or by implication with his authority the Landlord must use his reasonable endeavours to obtain all planning permissions or other permits and consents ("permissions") that are required under the planning laws or otherwise to enable him to rebuild and reinstate the Building.

            (b) Subject to the provisions of clause (c) and, if any permissions are required, after they have been obtained the Landlord must as soon as reasonably practicable apply all money received in respect of the insurance in rebuilding or reinstating the Building.

            (c) The Landlord need not rebuild or reinstate the Building if and for so long as rebuilding or reinstatement is prevented because:-

                  (i) the Landlord despite using his reasonable endeavours cannot obtain any necessary permission.

                  (ii) any permission is granted subject to a condition with which it is unreasonable to expect the Landlord to comply.

                  (iii) there is some defect or deficiency on the site on which the rebuilding or reinstatement is to take place that means it can only be undertaken at a cost that is unreasonable in all the circumstances.

                  (iv) it is unable to obtain access to the Land to rebuild or reinstate.

                  (v) of any other circumstances beyond the Landlord's control.

            (d) If at the end of the period of one year commencing on the date of damage or destruction the Building is still not fit for the Tenant's occupation and use either the Landlord or the Tenant may by notice served at any time within three months of the end of that period terminate this Lease and upon service of such notice the Term is to cease absolutely but without prejudice to any rights or arrears that may have accrued to either party for breach of the terms of this Lease including this Clause 5(iii) and all money received in respect of the insurance effected by the Landlord is to belong to the Landlord absolutely.

     TERMINATION

        (iv)  If and whenever during the Term:-

            (a) the Tenant breaches any of the covenants or conditions of this Lease and any such breach is not remedied within thirty (30) days of receipt of notice of any such breach from the Landlord;

            (b) the Tenant being an individual becomes bankrupt or being a company enters into liquidation either compulsorily or voluntarily (except for the purpose of reconstruction or amalgamation);

            (c) the Tenant enters into any arrangement or composition for the benefit of its creditors;

            (d) any distress or execution is levied on the Tenant's goods and is not remedied within thirty (30) days of the date of the levying of any such distress or execution;

            (e) the Tenant is unable to pay its debts within the meaning of The Companies Law (2001 Second Revision) or any amendment, alteration or re-enactment of it; or

            (f) the Water Supply Agreement is lawfully terminated by the Landlord then the Landlord may at any time, and despite the waiver of any previous right of entry, enter the Land or any part of it in the name of the whole so ending this Lease, but without prejudice to any rights or remedies which may have accrued to the Landlord under it.

     INSPECTION OF POLICIES

      (v) the Landlord and the Tenant each has the right to inspect the insurance policies issued to the other pursuant to this Lease.

     MAKE GOOD DAMAGES

      (vi) the Landlord must make good any damage done when exercising its rights, except to the extent that the damage results from the Tenant's negligence or breach of obligation; but the Landlord will not be liable for any inconvenience or consequential loss resulting from the exercise of its rights.

     ACCIDENT & INJURY

      (vii) the Landlord will not be responsible to the Tenant for any accident or injury to any individual or for damage to or loss of any goods or other property sustained on the Land unless the accident or injury results from the negligence of the Landlord or its agents.

     NEGLECT & FORBEARANCE

      (viii) no neglect, forbearance or omission by the Landlord to take advantage of or enforce any right or privilege arising out of any breach by the Tenant (whether original or recurring) of any obligation (express or implied) will operate as or be deemed to be a general waiver of the its entitlement to take advantage of or enforce that right or privilege.

     TENANT'S FAILURE TO INSURE

      (ix) if the Tenant at any time does not insure in accordance with its obligations under this Lease, the Landlord may do so and the Tenant must pay on demand any money which the Landlord spends for that purpose.

     REGISTERED LAND LAW

      (x) the terms of this Lease, where inconsistent with the provisions of The Registered Land Law, will where permitted by law prevail; and the covenants implied by sections 52 and 53 of the Registered Land Law are excluded.

     RIGHT TO SELL

     (xi) if after the Tenant has vacated the Land at the end of this Lease any of the Tenant's property remains in the RO Area and the Tenant does not remove it within the thirty (30) days referred to in Clause 5(ii)(c), the Landlord may as the Tenant's agent sell that property and after deducting from the proceeds of sale the costs and expenses of removal storage and sale, the Landlord will hold the balance to the Tenant's order; and the Tenant must indemnify the Landlord against any liability which it incurs to any third party whose property the Landlord sells in good faith and in the mistaken belief (which will be assumed unless the contrary is proved) that the property belonged to the Tenant.

     NO REPRESENTATIONS

     (xii) this Lease contains the entire agreement between the parties; each party acknowledges that it has not entered into this Lease in reliance wholly or partly on any statement or representation made by or on behalf of the other unless it is expressly set out in this Lease.

     EXCEPTIONS

     (xiii) despite anything to the contrary in this Lease, the Tenant has no responsibility to repair or maintain or in any way to take care of the Landlord's Building or the Common Areas.

     NOTICES

      (xiv) a notice or other document will be deemed to be duly served by a party either delivering or sending it by prepaid registered mail addressed to the other party at the address stated at the beginning of this Lease or to its registered office or last-known address. The notice or other document will be deemed to be received by the other party on delivery or seventy-two (72) hours after posting, as the case may be.

     GOVERNING LAW

      (xv) this Lease is governed by and must be construed in accordance with the laws of the Cayman Islands and the parties agree to submit to the jurisdiction of the courts of the Cayman Islands.

                                  THE SCHEDULE

                                    THE PLANT


1     SEAWATER REVERSE OSMOSIS PLANT SKID #4 COMPRISED OF:

            CARTRIDGE FILTER
            Brand Name:                           No Name Plate
            Model #:                              NA
            Serial #:                             NA

            HIGH PRESSURE PUMP
            Brand Name:                           WHEATLEY
            Model #:                              HP165M
            Serial #:                             12834

            MOTOR
            Brand Name:                           TOSHIBA (HOUSTON)
            Model #:                              B-1254FLA4UD
            Serial #:                             AB54699-1

            ENERGY RECOVERY TURBINE
            Brand Name:                           CALDER
            Model #:                              PT8650 E1 (or) NP4840/A
            Serial #:                             NA

            MEMBRANE ELEMENT HOUSINGS
            Description:                          23 Housings and element-single
                                                  element per housing
            Membranes                             Dupont

            DRAW BACK TANK
            WATER METER
            CONTROL PANEL

2     SEAWATER REVERSE OSMOSIS PLANT SKID #5 COMPRISED OF:


            CARTRIDGE FILTER
            Brand Name:                           EXCEL
            Model #:                              30EFCS3-3C150
            Serial #:                             NA

            HIGH PRESSURE PUMP
            Brand Name:                           WHEATLEY
            Model #:                              HP165M
            Serial #:                             NA

            MOTOR
            Brand Name:                           SIEMENS
            Order #:                              2-312-LR91633-2
            Serial #:                             NA

            ENERGY RECOVERY TURBINE
            Brand Name:                           CALDER
            Model #:                              PT8650 E1 (or) NP4840/A
            Serial #:                             NA

            MEMBRANE ELEMENT HOUSINGS
            Description:                          12 twin housings-PERMASEP
            Membranes                             Dupont

            DRAW BACK TANK
            WATER METER
            CONTROL PANEL

3     SEAWATER REVERSE OSMOSIS PLANT SKID #6 COMPRISED OF:

            CARTRIDGE FILTER
            Brand Name:                           OSMONICS
            Model #:                              HX1620-3 OT-PVC-D
            Serial #:                             96-A49103-1

            HIGH PRESSURE PUMP
            Brand Name:                           WHEATLEY
            Model #:                              HP165AM  /29613-B
            Serial #:                             22747

            MOTOR
            Brand Name:                           SIEMENS
            Order #:                              2-5106-LR90303-1
            Serial #:                             NA

            ENERGY RECOVERY TURBINE
            Brand Name:                           CALDER
            Model #:                              RO-4034 1390 15
            Serial #:                             NA

            MEMBRANE ELEMENT HOUSINGS
            Description:                          20 B-10 PERMASEP Housings-one
                                                  membrane per housing
            Membranes                             DUPONT

            DRAW BACK TANK
            WATER METER
            CONTROL PANEL

4     SEAWATER REVERSE OSMOSIS PLANT SKID #7 COMPRISED OF:

            CARTRIDGE FILTER
            Brand Name:                           EXCEL
            Model #:                              30EFCS3-3C150
            Serial #:                             NA

            HIGH PRESSURE PUMP
            Brand Name:                           WHEATLEY
            Model #:                              HP165AM  /29613-B
            Serial #:                             23852

            MOTOR
            Brand Name:                           TICO AMERICA
            Model #:                              NA
            Serial #:                             NA

            ENERGY RECOVERY TURBINE
            Brand Name:                           CALDER
            Model #:                              RO-290-40
            Serial #:                             021-97-A2316

            MEMBRANE ELEMENT HOUSINGS
            Description:                          1) 4 Triples (3 membranes per
                                                     housing), no name brand on
                                                     housings

                                                  2) 2 Doubles(2 membranes per
                                                     housing), PERMASEP
            Membranes                             DUPONT

            DRAW BACK TANK
            WATER METER
            CONTROL PANEL

5     POTABLE WATER OZONATION SYSTEM COMPRISED OF:

            AIR COMPRESSOR PACKAGE
            Brand Name:                           INGERSOLL RAND
            Model #:                              SS-EP15
            Serial #:                             LX0230U98043

            AIR COMPRESSOR MOTOR
            Brand Name:                           US ELECTRIC MOTOR DIVISION OF
                                                  EMERSON ELECT CO.
            Model #:                              T589A
            ID #:                                 B01A339RO65F



            MOISTURE SEPARATOR
            Brand Name:                           THERMAL TRANSFER PRODUCTS
            Model #:                              S-100-AD
            ID #:                                 S-6019

            REFRIGERATED DRYER
            Brand Name:                           INGERSOLL RAND
            Model #:                              DXR50
            Serial #:                             97LDXR5563

            OXYGEN CONCENTRATOR
            Brand Name:                           AIRSEP-NATL BD 72602K-
                                                  CERTIFIED BY BRUNNER ENG
                                                  & MFG INC.

            Model #:                              AS-160/250/450
            Serial #:                             NA

            OXYGEN RECEIVER
            Brand Name:                           NATL.BD NO.182314-CERTIFIED
                                                  BY STEEL FAB ABINGDON VA.
            PART #:                               CRN C7228.1C
            Serial #:                             NA

            OZONE GENERATOR
            Brand Name:                           OSMONICS
            Model #:                              HC-5
            Serial #:                             NA

            OZONE INJECTOR MOTOR
            Brand Name:                           BALDOR
            Cat#:                                 JWMDM3616T
            Serial #:                             NA

            CENTRIFUGAL PUMP(OZONE INJECTOR)
            Brand Name:                           WAUKESHA CHERRY BURRELL
            Model #:                              U2065
            Serial #:                             2200989

            DISSOLVED OZONE MONITOR
            Brand Name:                           OREC/OSMONICS
            Model #:                              NA
            Serial #:                             NA

            AC DRIVE
            Brand Name:                           MEGNETEK
            Model #:                              GPD 506   N12-506V-B014
            Serial #:                             34469


6     HIGH SERVICE WATER DISTRIBUTION PUMP SYSTEM COMPRISED OF:

            DWPO4
            CENTRIFUGAL PUMP
            Brand Name:                           PEERLESS PUMP COMPANY
            Model #:                              C820AM
            Serial #:                             152587B

            THREE PHASE INDUCTION MOTOR
            Brand Name:                           BALDOR
            Cat #:                                JMM2514T
            Spec #:                               39K35W525

            DWPO5
            CENTRIFUGAL PUMP
            Brand Name:                           PEERLESS PUMP COMPANY
            Model #:                              C820AM
            Serial #:                             152587A

            THREE PHASE INDUCTION MOTOR
            Brand Name:                           BALDOR
            Cat #:                                JMM2514T
            Spec #:                               39K35W528

            DWPO7
            CENTRIFUGAL PUMP
            Brand Name:                           PEERLESS PUMP COMPANY
            Model #:                              C820AM
            Serial #:                             152587C

            THREE PHASE INDUCTION MOTOR
            Brand Name:                           US ELECTRICAL MOTORS
            Model #:                              E685A
            Serial #:                             BO1A287RR087F

7     DOMESTIC WATER TRANSFER PUMP SYSTEM COMPRISED OF:

           CWP01
           CENTRIFUGAL PUMP
           Brand Name:                            PEERLESS PUMP COMPANY
           Model #:                               820A
           Serial #:                              TI57490

           THREE PHASE INDUCTION MOTOR
           Brand Name:                            BALDOR
           Model #:                               JMM3314T
           Spec #:                                37F196X48


           CWP02
           CENTRIFUGAL PUMP
           Brand Name:                            PEERLESS PUMP COMPANY
           Model #:                               C825AM
           Serial #:                              171953

           THREE PHASE INDUCTION MOTOR
           Brand Name:                            BALDOR
           Model #:                               JMM3314T
           Spec #:                                37F196X48

8     TRANSFER PUMP TO OZONATION SYSTEM COMPRISED OF:

            CENTRIFUGAL PUMP
            Brand Name:                           AMPCO
            Model #:                              3 x 2 1/2 ZC2
            Serial #:                             CC16867-1-1

            THREE PHASE INDUCTION MOTOR
            Brand Name:                           BALDOR
            Model #:                              NA
            Spec #:                               07H167W06

9     IRRIGATION TRANSFER PUMP SYSTEM COMPRISED OF:

            IRP01
            CENTRIFUGAL PUMP
            Brand Name:                           PAC_SEAL
            Model #:                              4P940
            Motor Reference #:                    G40444/F96Z120R169F

            THREE PHASE INDUCTION MOTOR
            Brand Name:                           DAYTON
            Model #:                              9N114
            Motor Reference #:                    G40444/F96Z120R169F

            CWP02
            TRANSFER PUMP TO TANK
            Brand Name:                           PEERLESS PUMP COMPANY
            Model #:                              C825AM
            Serial #:                             171953


            THREE PHASE INDUCTION MOTOR
            Brand Name:                           BALDOR
            Model #:                              JMM3314T
            Spec #:                               37F196X48


10    POTABLE WATER DEGASSIFIER COMPRISED OF:

            Brand Name:                           DELEOCH
            Model #:                              NA
            Serial #:                             NA

            BLOWER MOTOR #1
            SINGLE PHASE INDUCTION MOTOR
            Brand Name:                           BALDOR
            Model #:                              VL313
            Serial #:                             NA

            BLOWER MOTOR #2
            THREE PHASE INDUCTION MOTOR
            Brand Name:                           GE MOTORS & INDUSTRIAL SYSTEMS
            Model #:                              5K49ZN2189
            Serial #:                             NMLI42677

11    SEAWATER WELLS AND SUBMERSIBLE PUMPS COMPRISED OF:

            WP #2
            FEEDWATER WELL, CASING AND WELL
            HEAD APPURTENANCES SUBMERSIBLE PUMP
            Brand Name:                           JACUZZI
            Model #:                              S6175-2
            Serial #:                             92611702

            THREE PHASE MOTOR
            Brand Name:                           FRANKLIN
            Model #:                              236 6119 020
            Serial #:                             99g19-14-0014

            WP #4
            FEEDWATER WELL, CASING AND WELL
            HEAD APPURTENANCES SUBMERSIBLE PUMP
            Brand Name:                           GRUNFOS
            Model #:                              300S75-2
            Serial #:                             14B70002

            THREE PHASE MOTOR
            Brand Name:                           FRANKLIN
            Model #:                              236 6119 020
            Serial #:                             NA


            WP #5
            FEEDWATER WELL, CASING AND WELL HEAD APPURTENANCES
            SUBMERSIBLE PUMP
            Brand Name:                           GRUNFOS
            Model #:                              300S75-2
            Serial #:                             NA

            THREE PHASE MOTOR
            Brand Name:                           FRANKLIN
            Model #:                              236 6119 020
            Serial #:                             NA

            WP #6
            FEEDWATER WELL, CASING AND WELL HEAD APPURTENANCES
            SUBMERSIBLE PUMP
            Brand Name:                           GRUNFOS
            Model #:                              300S75-2
            Serial #:                             14B70002

            THREE PHASE MOTOR
            Brand Name:                           FRANKLIN
            Model #:                              236 6119 020
            Serial #:                             NA

12    EMERGENCY DIESEL POWERED GENERATOR COMPRISED OF:

            EMERGENCY GENERATOR ENGINE
            Brand Name:                           KOMATSU LTD
            Model #:                              6491
            Serial #:                             14448

            EMERGENCY GENERATOR
            Brand Name:                           ONAN 60
            Model #:                              60 ODVB-15R/30083B
            Serial #:                             B850750776

            FUEL INJECTION PUMP
            Brand Name:                           DIESEL KIKI
            ASSY  #:                              6207-71-1410
            Serial #:                             450K327320

            MAGNETIC DRIVER
            Brand Name:                           NIKKO ELECT IND CO LTD
            Model #:                              600-815-5560
            Serial #:                             0-47100-3720


13    BOLTED STEEL 816,000 US GALLON POTABLE WATER TANK

            Brand Name:                           Florida Aquastore, Inc.
            Model #:                              NA
            Serial #:                             NA

14 ALL INTERCONNECTING PIPING, CONDUITS AND APPURTENANCES, ABOVE THE GROUND WHICH CONNECT ITEMS 1 THROUGH 13 TO EACH OTHER, AND TO THE WATER PIPE, AND WHICH DIRECTLY FACILITATE THE OPERATION AND MAINTENANCE OF ITEMS 1 THROUGH 13.


15 ALL ELECTRICAL EQUIPMENT AND COMPONENTS WHICH CONNECT ITEMS 1 THROUGH 13 TO EACH OTHER AND TO THE MAIN ELECTRICAL SERVICE IN THE RO BUILDING.

16    ALL CONTROLS AND INSTRUMENTATION ATTACHED TO ITEMS 1 THROUGH 13.

17    ALL TOOLS SPECIFIC TO THE MAINTENANCE OR OPERATION OF THE PLANT.

18 ALL LABORATORY AND TESTING EQUIPMENT USED TO MONITOR WATER PRODUCED BY THE PLANT.

19 ALL DRAWINGS, SCHEDULES, OPERATION AND MAINTENANCE MANUALS FOR ITEMS 1 THROUGH 18.

20 ALL OFFICE EQUIPMENT CURRENTLY LOCATED WITHIN THE RO BUILDING AND USED BY THE STAFF OF THE PLANT.

21 ALL SPARE PARTS FOR ITEMS 1 THROUGH 18, STORED MATERIALS SUCH AS CHEMICALS AND LUBRICANTS HELD IN STOCK AT THE TIME OF CLOSING.





THE COMMON SEAL of CAYMAN       )          CAYMAN HOTEL & GOLF INC.
HOTEL & GOLF INC. was hereunto  )
affixed by                      )
Director and by                 )
   Director/Secretary           )
by authority of the Board       )
   of Directors in              )         Per:___________________________
the presence of:-               )                     Director
                                )
                                )
____________________________    )         Per:___________________________
Notary Public                                     Director/Secretary



THE COMMON SEAL of              )        CONSOLIDATED WATER CO. LTD.
CONSOLIDATED WATER CO. LTD.     )
was hereunto affixed by         )
Director, and by                )        Per:___________________________
    Director/Secretary          )                     Director
by authority of the Board of    )
    Directors in                )
the presence of:-               )
                                )
_____________________________   )        Per:___________________________
Notary Public                                     Director/Secretary

                               THE FIFTH SCHEDULE


                      BRITANNIA RESORT STRATA CORPORATIONS


AN AGREEMENT made the _____ day of _______________, 200__,


BETWEEN:          CONSOLIDATED WATER CO. LTD., a Cayman company ("CWC")


AND:              ________________________________________,
                  ("the Consumer")


THE PARTIES AGREE that:-

1. CWC will during the subsistence of its licence so to do from the Government of the Cayman Islands or an extension or renewal of it ("the Licence") supply potable water by pipe to the Consumer's property described in the First Schedule ("the Property") on the terms and conditions specified in this Agreement and in the Second Schedule.

2. For the purpose of this Agreement, the Consumer is deemed to be the owner or his agent of the Property. The Consumer must settle bills of account for the supply of water within the prescribed periods.

      CWC must bill the Consumer monthly for water supplied. The Consumer must pay invoices in full on the later of:-

      a.    ten (10) days after the invoice date, or

      b. the 21st day of the month following the month in respect of which the invoice relates.

      The Consumer must pay interest on overdue amounts at the rate of 1 1/2% per month calculated from the due date to the date of payment, with monthly rests.

      If the Consumer fails to pay any invoice in full within the greater of ten
      (10) days and such other period as may be required by the Licence, CWC may disconnect the Property from its water supply. On payment in full of the invoice and any interest due together with the reconnection fee set out in the Second Schedule, CWC will at the Consumer's request reconnect the water supply to the Property.

3. CWC must supply at least one main meter to the Property in accordance with Clause 7. The Consumer may supply and install individual meters within the Property. CWC will bill the Consumer based on the readings of the main meter or meters and it will be the Consumer's responsibility to deal with any tenants. The Consumer's attention is drawn to the provisions of the Water (Production and Supply) Law set out in the Second Schedule.

4. CWC need not supply water if there is any deficiency in CWC's source of supply of water due to any contingency affecting its machinery and works or due to any accidental or other interruption of its water supply.

5. CWC will have such rights of access to the Property as are necessary for constructing, maintaining and operating its water supply BUT it must repair any damage done by its servants or agents in the exercise of those rights of access.

6. The Consumer must pay CWC, at its offices at Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman, or any other place provided by CWC for the purpose from time to time, for water supplied at the rates specified in the Second Schedule and in this Agreement adjusted annually as provided in this Agreement. The Consumer is also subject to the minimum monthly charges specified in the Second Schedule and must pay minimum charges even if it makes no use at all of CWC's water supply or if it uses less than the specified minimum quantity per month. For the purposes of this Agreement and until individual meters for each property are installed, the water supplied to the Consumer is deemed to be the amount of water shown by the meter to the Property less the amount of water shown by the meter to the adjoining property to the East (if any) within the Britannia Resort.

7. CWC must furnish, fix and maintain in good repair a meter or meters for determining the quantity of water used by the Consumer. The Consumer must pay the rental specified in the Second Schedule for the use of the meter or meters, which will remain the property of CWC. If any meter is damaged by the Consumer, its servants, agents or invitees, CWC will repair or replace the meter but at the Consumer's expense. The Consumer is liable for the cost of all water computed in accordance with Clause 6 unless the meter to the Property or those to the adjoining property immediately to the East (if any) within the Britannia Resort are found to be defective after a complaint by the Consumer to CWC. CWC will charge the Consumer for water used based on the average water consumption of the previous twelve
      (12) months when the defective meter was working, pro rata for the period when the meter was not recording correctly or not recording at all.

8.    (1)   CWC must lay the necessary water lines to the boundary of the
            Property at a location to be determined by CWC. The Consumer must pay the cost of connecting the Property to CWC's line. The connections must be made by or under the supervision of an employee of CWC.

      (2) To the extent necessary to enable CWC to provide water to properties to the East of the Property, the Consumer grants the right in perpetuity to CWC to use such of the pipes, valves, meters and other attached equipment and ancillary pipework on or under the Property as are necessary for this purpose ("the Pipework") and to enter on the Property at any time with or without vehicles and equipment for the purpose of maintaining, repairing and, if necessary, replacing any part of the Pipework.

      (3) The Consumer must not interfere with the Pipework, CWC water mains, control valves or meters and must not connect any water pump or other apparatus direct to the Pipework or any water line provided by CWC at any time.

9. All pipes for water supply on the Property must be fitted at the meter with screw-down shut-off valves or equivalent at the Consumer's expense.

10. CWC will deliver water to the Property at the pressure, from time to time, in its water system. The Consumer must bear the cost of constructing and operating storage and pressure boosting facilities on the Property, if required.

11. The quality of water that CWC supplies must be within its present standards required by the Licence which are a maximum of 500 mg/L total dissolved solids. If at any time Government requires CWC to supply water of a higher quality, then CWC will make an appropriate price adjustment to the cost of water supplied, which it will agree with Government before supplying higher quality water.

12. On January 1st in each year, CWC will adjust the water charges by the formula based on the change in the previous year of the Cayman Islands Government Consumer Price Index and the United States Producer Price Index for Industrial Commodities as at each September 30th, as set out in the Licence. CWC may from time to time without notice to the Consumer increase its charges to the extent permitted by the Licence.

13. The water supply service must be used only by the Consumer or his tenants or guests and must not be re-sold or otherwise supplied to third parties, either within or outside the boundaries of the Property.

14. Notwithstanding that CWC has connected any water supply to a hydrant or sprinkler system on the Property, it is expressly agreed that CWC will be under no obligation to provide water for fire fighting purposes, at any time whatever or under any circumstances, and will only supply water for those purposes if it is able to do so, and will not be liable for any damage to the Property whatever caused by fire or any related cause.

15. The Consumer may terminate this Agreement at any time by written notice to CWC which will be effective only when all money owed to CWC in respect of CWC's supply of water to the Property has been paid in full. In particular, the Consumer remains responsible under this Agreement unless and until he terminates it even after disposal of the Property.

16. CWC may amend the terms of this Agreement at any time on written notice to the Consumer posted to him at his address on CWC's records, but only if and to the extent that the new terms do not conflict with the requirements of the Licence.

                                 FIRST SCHEDULE

                                  THE PROPERTY

                                 SECOND SCHEDULE

                            SEVEN MILE BEACH SERVICE

                 Minimum water pressure 30 lbs. per square inch.


WATER TARIFF BASE RATES

Rates apply to amounts for the billing period and are exclusive of the Energy Adjustment Factor provided for by the Licence.

(1)      Residential consumers using less than 3,000
         U.S. gallons per month                                       CI$17.45 per 1,000 U.S. gallons

(2)      Residential consumers using more than 3,000
         U.S. gallons per month                                       CI$18.76 per 1,000 U.S. gallons

(3)      Commercial/Industrial consumers                              CI$18.76 per 1,000 U.S. gallons

(4)      Public Authority                                             CI$17.45 per 1,000 U.S. gallons

         Minimum Monthly Charge is for 1,000 U.S. gallons.


METER CHARGES

   SIZE                    MONTHLY RENTAL            CONNECTION FEE                RECONNECTION FEE**
   ----                    --------------            --------------                ----------------
 20 mm (3/4")                  CI$ 3.50                 CI$ 80.00                       CI$ 50.00
 25 mm (1")                    CI$ 5.00                 CI$120.00                       CI$ 75.00
 38 mm (1 1/2")                CI$ 7.50                 CI$175.00                       CI$110.00
 50 mm (2")                    CI$10.00                 CI$240.00                       CI$150.00
 75 mm (3")                    CI$15.00                 CI$360.00                       CI$225.00
100 mm (4")                    CI$25.00                 CI$560.00                       CI$300.00
150 mm (6")                    CI$40.00                 CI$800.00                       CI$350.00



** This charge relates to work completed by CWC employees outside the boundaries of the Property. Any work carried out by CWC employees within the boundaries at the Consumer's request will be charged to the Consumer at cost plus thirty percent (30%). Such work will be undertaken entirely at CWC's discretion and must be previously requested in writing.


PLEASE NOTE:-
===========

Under The Water (Production and Supply) Law, 1979 (Law 15 of 1979), it is illegal except in certain specified limited circumstances for anyone other than CWC to supply water for reward within the area licensed to CWC. Further, whoever unlawfully interferes with CWC's water system or obstructs the execution of any works by an employee of CWC in his duties as such is guilty of an offence, and may be liable to be fined or imprisoned in accordance with provisions of the Law.

SIGNED by THE CONSUMER in           )
the presence of:-                   )
                                    )
                                    )         --------------------------------
                                    )
------------------------------      )
Witness



SIGNED on behalf of                 )          CONSOLIDATED WATER CO. LTD.
CONSOLIDATED WATER                  )
CO. LTD. in the presence of:-       )
                                    )
                                    )          Per:
------------------------------      )               -------------------------
Witness


                               THE SIXTH SCHEDULE


                          BRITANNIA RESORT COMMON AREAS


AN AGREEMENT made the _____ day of _______________, 200__,


BETWEEN:    CONSOLIDATED WATER CO. LTD., a Cayman company ("CWC")


AND: BRITANNIA ESTATES HOME OWNERS ASSOCIATION LTD., a Cayman Company ("the Consumer")


THE PARTIES AGREE that:-

1. CWC will during the subsistence of its licence so to do from the Government of the Cayman Islands or an extension or renewal of it ("the Licence") supply potable water by pipe to the Consumer's property described in the First Schedule ("the Property") on the terms and conditions specified in this Agreement and in the Second Schedule.

2. For the purpose of this Agreement, the Consumer is deemed to be the owner or his agent of the Property. The Consumer must settle bills of account for the supply of water within the prescribed periods.

      CWC must bill the Consumer monthly for water supplied. The Consumer must pay invoices in full on the later of:-

            a.    ten (10) days after the invoice date, or

            b. the 21st day of the month following the month in respect of which the invoice relates.

            The Consumer must pay interest on overdue amounts at the rate of 1 1/2% per month calculated from the due date to the date of payment, with monthly rests.

            If the Consumer fails to pay any invoice in full within the greater of ten (10) days and such other period as may be required by the Licence, CWC may disconnect the Property from its water supply. On payment in full of the invoice and any interest due together with the reconnection fee set out in the Second Schedule, CWC will at the Consumer's request reconnect the water supply to the Property.

3. CWC must supply at least one main meter to the Property in accordance with Clause 7. The Consumer may supply and install individual meters within the Property. CWC will bill the Consumer based on the readings of the main meter or meters and it will be the Consumer's responsibility to deal with any tenants. The Consumer's attention is drawn to the provisions of the Water (Production and Supply) Law set out in the Second Schedule.

4. CWC need not supply water if there is any deficiency in CWC's source of supply of water due to any contingency affecting its machinery and works or due to any accidental or other interruption of its water supply.

5. CWC will have such rights of access to the Property as are necessary for constructing, maintaining and operating its water supply BUT it must repair any damage done by its servants or agents in the exercise of those rights of access.

6. The Consumer must pay CWC, at its offices at Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman, or any other place provided by CWC for the purpose from time to time, for water supplied at the rates specified in the Second Schedule and in this Agreement adjusted annually as provided in this Agreement. The Consumer is also subject to the minimum monthly charges specified in the Second Schedule and must pay minimum charges even if it makes no use at all of CWC's water supply or if it uses less than the specified minimum quantity per month.

7. CWC must furnish, fix and maintain in good repair a meter or meters for determining the quantity of water used by the Consumer. The Consumer must pay the rental specified in the Second Schedule for the use of the meter or meters, which will remain the property of CWC. If any meter is damaged by the Consumer, its servants, agents or invitees, CWC will repair or replace the meter but at the Consumer's expense. The Consumer is liable for the cost of all water passing through the meter unless the meter is found to be defective after a complaint by the Consumer to CWC. CWC will charge the Consumer for water used based on the average water consumption of the previous twelve (12) months when the defective meter was working, pro rata for the period when the meter was not recording correctly or not recording at all.


8.    (1)   CWC must lay the necessary water lines to the boundary of the
            Property at a location to be determined by CWC. The Consumer must pay the cost of connecting the Property to CWC's line. The connections must be made by or under the supervision of an employee of CWC.

      (2) To the extent necessary to enable CWC to provide water to properties to the East of the Property, the Consumer grants the right in perpetuity to CWC to use such of the pipes, valves, meters and other attached equipment and ancillary pipework on or under the Property as are necessary for this purpose ("the Pipework") and to enter on the Property at any time with or without vehicles and equipment for the purpose of maintaining, repairing and, if necessary, replacing any part of the Pipework.

      (3) The Consumer must not interfere with the Pipework, CWC water mains, control valves or meters and must not connect any water pump or other apparatus direct to the Pipework or any water line provided by CWC at any time.

9. All pipes for water supply on the Property must be fitted at the meter with screw-down shut-off valves or equivalent at the Consumer's expense.

10. CWC will deliver water to the Property at the pressure, from time to time, in its water system. The Consumer must bear the cost of constructing and operating storage and pressure boosting facilities on the Property, if required.

11. The quality of water that CWC supplies must be within its present standards required by the Licence which are a maximum of 500 mg/L total dissolved solids. If at any time Government requires CWC to supply water of a higher quality, then CWC will make an appropriate price adjustment to the cost of water supplied, which it will agree with Government before supplying higher quality water.

12. On January 1st in each year, CWC will adjust the water charges by the formula based on the change in the previous year of the Cayman Islands Government Consumer Price Index and the United States Producer Price Index for Industrial Commodities as at each September 30th, as set out in the Licence. CWC may from time to time without notice to the Consumer increase its charges to the extent permitted by the Licence.

13. The water supply service must be used only by the Consumer or his tenants or guests and must not be re-sold or otherwise supplied to third parties, either within or outside the boundaries of the Property.

14. Notwithstanding that CWC has connected any water supply to a hydrant or sprinkler system on the Property, it is expressly agreed that CWC will be under no obligation to provide water for fire fighting purposes, at any time whatever or under any circumstances, and will only supply water for those purposes if it is able to do so, and will not be liable for any damage to the Property whatever caused by fire or any related cause.

15. The Consumer may terminate this Agreement at any time by written notice to CWC which will be effective only when all money owed to CWC in respect of CWC's supply of water to the Property has been paid in full. In particular, the Consumer remains responsible under this Agreement unless and until he terminates it even after disposal of the Property.

16. CWC may amend the terms of this Agreement at any time on written notice to the Consumer posted to him at his address on CWC's records, but only if and to the extent that the new terms do not conflict with the requirements of the Licence.



                                 FIRST SCHEDULE

                                  THE PROPERTY


Those Common Areas of the Britannia Resort registered at Registration Section West Bay Beach South Block 12D Parcels 65, 74 and 77.

                                 SECOND SCHEDULE

                            SEVEN MILE BEACH SERVICE

                 Minimum water pressure 30 lbs. per square inch.


WATER TARIFF BASE RATES

Rates apply to amounts for the billing period and are exclusive of the Energy Adjustment Factor provided for by the Licence.

(1)      Residential consumers using less than 3,000
         U.S. gallons per month                                         CI$17.45 per 1,000 U.S. gallons

(2)      Residential consumers using more than 3,000
         U.S. gallons per month                                         CI$18.76 per 1,000 U.S. gallons

(3)      Commercial/Industrial consumers                                CI$18.76 per 1,000 U.S. gallons

(4)      Public Authority                                               CI$17.45 per 1,000 U.S. gallons

         Minimum Monthly Charge is for 1,000 U.S. gallons.


METER CHARGES

   SIZE                    MONTHLY RENTAL           CONNECTION FEE         RECONNECTION FEE**
   ----                    --------------           --------------         ------------------
 20 mm (3/4")                  CI$ 3.50                 CI$ 80.00               CI$ 50.00
 25 mm (1")                    CI$ 5.00                 CI$120.00               CI$ 75.00
 38 mm (1 1/2")                CI$ 7.50                 CI$175.00               CI$110.00
 50 mm (2")                    CI$10.00                 CI$240.00               CI$150.00
 75 mm (3")                    CI$15.00                 CI$360.00               CI$225.00
100 mm (4")                    CI$25.00                 CI$560.00               CI$300.00
150 mm (6")                    CI$40.00                 CI$800.00               CI$350.00


** This charge relates to work completed by CWC employees outside the boundaries of the Property. Any work carried out by CWC employees within the boundaries at the Consumer's request will be charged to the Consumer at cost plus thirty percent (30%). Such work will be undertaken entirely at CWC's discretion and must be previously requested in writing.




PLEASE NOTE:-
===========

Under The Water (Production and Supply) Law, 1979 (Law 15 of 1979), it is illegal except in certain specified limited circumstances for anyone other than CWC to supply water for reward within the area licensed to CWC. Further, whoever unlawfully interferes with CWC's water system or obstructs the execution of any works by an employee of CWC in his duties as such is guilty of an offence, and may be liable to be fined or imprisoned in accordance with provisions of the Law.

SIGNED by THE CONSUMER in       )           BRITANNIA ESTATES HOME
the presence of:-               )           OWNERS ASSOCIATION LTD.
                                )
                                )
                                )           Per:    _________________________
------------------------------  )
Witness


SIGNED on behalf of             )           CONSOLIDATED WATER CO. LTD.
CONSOLIDATED WATER              )
CO. LTD. in the presence of:-   )
                                )
                                )           Per:     _________________________
------------------------------  )
Witness


                              THE SEVENTH SCHEDULE


AN AGREEMENT made the _____ day of _______________, 200__,


BETWEEN:          CONSOLIDATED WATER CO. LTD., a Cayman company ("CWC")


AND:              ______________________________________,
                  ("the Consumer")


THE PARTIES AGREE that:-

1. CWC will during the subsistence of its licence so to do from the Government of the Cayman Islands or an extension or renewal of it ("the Licence") supply potable water by pipe to the Consumer's property described in the First Schedule ("the Property") on the terms and conditions specified in this Agreement and in the Second Schedule.

2. For the purpose of this Agreement, the Consumer is deemed to be the owner or his agent of the Property. The Consumer must settle bills of account for the supply of water within the prescribed periods.

      CWC must bill the Consumer monthly for water supplied. The Consumer must pay invoices in full on the later of:-

      a.    ten (10) days after the invoice date, or

      b. the 21st day of the month following the month in respect of which the invoice relates.

      The Consumer must pay interest on overdue amounts at the rate of 1 1/2% per month calculated from the due date to the date of payment, with monthly rests.

      If the Consumer fails to pay any invoice in full within the greater of ten
      (10) days and such other period as may be required by the Licence, CWC may disconnect the Property from its water supply. On payment in full of the invoice and any interest due together with the reconnection fee set out in the Second Schedule, CWC will at the Consumer's request reconnect the water supply to the Property.

3. CWC must supply at least one main meter to the Property in accordance with Clause 7. The Consumer may supply and install individual meters within the Property. CWC will bill the Consumer based on the readings of the main meter or meters and it will be the Consumer's responsibility to deal with any tenants. The Consumer's attention is drawn to the provisions of the Water (Production and Supply) Law set out in the Second Schedule.

4. CWC need not supply water if there is any deficiency in CWC's source of supply of water due to any contingency affecting its machinery and works or due to any accidental or other interruption of its water supply.

5. CWC will have such rights of access to the Property as are necessary for constructing, maintaining and operating its water supply BUT it must repair any damage done by its servants or agents in the exercise of those rights of access.

6. The Consumer must pay CWC, at its offices at Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman, or any other place provided by CWC for the purpose from time to time, for water supplied at the rates specified in the Second Schedule and in this Agreement adjusted annually as provided in this Agreement. The Consumer is also subject to the minimum monthly charges specified in the Second Schedule and must pay minimum charges even if it makes no use at all of CWC's water supply or if it uses less than the specified minimum quantity per month.

7. CWC must furnish, fix and maintain in good repair a meter or meters for determining the quantity of water used by the Consumer. The Consumer must pay the rental specified in the Second Schedule for the use of the meter or meters, which will remain the property of CWC. If any meter is damaged by the Consumer, its servants, agents or invitees, CWC will repair or replace the meter but at the Consumer's expense. The Consumer is liable for the cost of all water passing through the meter unless the meter is found to be defective after a complaint by the Consumer to CWC. CWC will charge the Consumer for water used based on the average water consumption of the previous twelve (12) months when the defective meter was working, pro rata for the period when the meter was not recording correctly or not recording at all.

8. CWC must lay the necessary water lines to the boundary of the Property at a location to be determined by CWC. The Consumer must pay the cost of connecting the Property to CWC's line. The connections must be made by or under the supervision of an employee of CWC. The Consumer must not interfere with the CWC water mains, control valves or meters and must not connect any water pump or other apparatus direct to any water line provided by CWC at any time.

9. All pipes for water supply on the Property must be fitted at the meter with screw-down shut-off valves or equivalent at the Consumer's expense.

10. CWC will deliver water to the Property at the pressure, from time to time, in its water system. The Consumer must bear the cost of constructing and operating storage and pressure boosting facilities on the Property, if required.

11. The quality of water that CWC supplies must be within its present standards required by the Licence which are a maximum of 500 mg/L total dissolved solids. If at any time Government requires CWC to supply water of a higher quality, then CWC will make an appropriate price adjustment to the cost of water supplied, which it will agree with Government before supplying higher quality water.

12. On January 1st in each year, CWC will adjust the water charges by the formula based on the change in the previous year of the Cayman Islands Government Consumer Price Index and the United States Producer Price Index for Industrial Commodities as at each September 30th, as set out in the Licence. CWC may from time to time without notice to the Consumer increase its charges to the extent permitted by the Licence.

13. The water supply service must be used only by the Consumer or his tenants or guests and must not be re-sold or otherwise supplied to third parties, either within or outside the boundaries of the Property.

14. Notwithstanding that CWC has connected any water supply to a hydrant or sprinkler system on the Property, it is expressly agreed that CWC will be under no obligation to provide water for fire fighting purposes, at any time whatever or under any circumstances, and will only supply water for those purposes if it is able to do so, and will not be liable for any damage to the Property whatever caused by fire or any related cause.

15. The Consumer may terminate this Agreement at any time by written notice to CWC which will be effective only when all money owed to CWC in respect of CWC's supply of water to the Property has been paid in full. In particular, the Consumer remains responsible under this Agreement unless and until he terminates it even after disposal of the Property.

16. CWC may amend the terms of this Agreement at any time on written notice to the Consumer posted to him at his address on CWC's records, but only if and to the extent that the new terms do not conflict with the requirements of the Licence.



                                 FIRST SCHEDULE

                                  THE PROPERTY


         [INSERT DESCRIPTION OF PROPERTY INCLUDING REGISTRATION SECTION,
                            BLOCK AND PARCEL NUMBER]

                                 SECOND SCHEDULE

                            SEVEN MILE BEACH SERVICE

                 Minimum water pressure 30 lbs. per square inch.


WATER TARIFF BASE RATES

Rates apply to amounts for the billing period and are exclusive of the Energy Adjustment Factor provided for by the Licence.

(1)      Residential consumers using less than 3,000
         U.S. gallons per month                                                     CI$17.45 per 1,000 U.S. gallons

(2)      Residential consumers using more than 3,000
         U.S. gallons per month                                                     CI$18.76 per 1,000 U.S. gallons

(3)      Commercial/Industrial consumers                                            CI$18.76 per 1,000 U.S. gallons

(4)      Public Authority                                                           CI$17.45 per 1,000 U.S. gallons

         Minimum Monthly Charge is for 1,000 U.S. gallons.

METER CHARGES

   SIZE                    MONTHLY RENTAL            CONNECTION FEE           RECONNECTION FEE**
   ----                    --------------            --------------           ----------------

 20 mm (3/4")                  CI$ 3.50                 CI$  80.00                CI$ 50.00
 25 mm (1")                    CI$ 5.00                 CI$120.00                 CI$ 75.00
 38 mm (1 1/2")                CI$ 7.50                 CI$175.00                 CI$110.00
 50 mm (2")                    CI$10.00                 CI$240.00                 CI$150.00
 75 mm (3")                    CI$15.00                 CI$360.00                 CI$225.00
100 mm (4")                    CI$25.00                 CI$560.00                 CI$300.00
150 mm (6")                    CI$40.00                 CI$800.00                 CI$350.00


** This charge relates to work completed by CWC employees outside the boundaries of the Property. Any work carried out by CWC employees within the boundaries at the Consumer's request will be charged to the Consumer at cost plus thirty percent (30%). Such work will be undertaken entirely at CWC's discretion and must be previously requested in writing.


PLEASE NOTE:-
===========

Under The Water (Production and Supply) Law, 1979 (Law 15 of 1979), it is illegal except in certain specified limited circumstances for anyone other than CWC to supply water for reward within the area licensed to CWC. Further, whoever unlawfully interferes with CWC's water system or obstructs the execution of any works by an employee of CWC in his duties as such is guilty of an offence, and may be liable to be fined or imprisoned in accordance with provisions of the Law.

SIGNED by THE CONSUMER in           )
the presence of:-                   )
                                    )
                                    )
                                    )         Per:    _________________________
------------------------------      )
Witness


SIGNED on behalf of                 )         CONSOLIDATED WATER CO. LTD.
CONSOLIDATED WATER                  )
CO. LTD. in the presence of:-       )
                                    )
                                    )         Per:     _________________________
------------------------------      )
Witness

                    ----------------------------------------

EXECUTED by the parties on the Date of this Agreement.

SIGNED for and on behalf of               )        CONSOLIDATED WATER CO. LTD.
CONSOLIDATED WATER CO. LTD. by            )
                                          )
Director, in the presence of:-            )
                                          )        Per: /s/ JEFFREY M. PARKER
                                          )             -----------------------
  /s/ PETER D. RIBBINS                    )                    Director
-------------------------------------
Witness



SIGNED for and on behalf of               )        ELLESMERE BRITANNIA LTD.
ELLESMERE BRITANNIA LTD. by               )
         S. Prasad Director, in           )
the presence of:-                         )
                                          )        Per: /s/ SURESH PRASAD
                                          )             -----------------------
  /s/ ILLEGIBLE                           )                    Director
-------------------------------------
Witness



SIGNED for and on behalf of                 )        HYATT BRITANNIA CORPORATION
HYATT BRITANNIA CORPORATION                 )        LTD.
LTD. by T.D. Riegelman, Director,           )
in the presence of:-                        )
                                            )
                                            )        Per: /s/ T.D. RIEGELMAN
                                            )             ---------------------
       /s/ TERESA C. GAMBON                 )                    Director
-------------------------------------
Witness

SIGNED for and on behalf of CAYMAN          )       CAYMAN HOTEL & GOLF INC.
HOTEL & GOLF INC. by                        )
         S. Prasad Director,                )
and by                                      )       Per: /s/ SURESH PRASAD
                                            )            ----------------------
in the presence of:-                        )                  Director
                                            )
                                            )
      /s/ ILLEGIBLE                         )       Per:
-------------------------------------                    ----------------------
Witness